EXHIBIT 10.11

CONFIDENTIAL

MASTER AGREEMENT MC03861.1

This Master Agreement between Fannie Mae and Crescent Mortgage Services (“Lender”) governs the sale by Lender, and the purchase by Fannie Mae, of eligible residential mortgage loans (the “Mortgages”). This Master Agreement includes all of the terms and conditions described in all of the exhibits, attachments, conversions, commitments and MBS Pool Purchase Contracts (“MBS Contracts”) attached or entered into as a part of this Master Agreement. Additionally, the “Master Agreement Terms and Conditions” section of Fannie Mae’s Selling Guide (the “Selling Guide”), which is incorporated into this Agreement by this reference, outlines in more detail the general terms and conditions of the Master Agreement and MBS Contracts and contains a complete description of the terms “Master Conversions” and “MBS Pricing Confirmations,” as well as other related terms and instructions. The execution of this Master Agreement requires compliance with all provisions and sections of this Master Agreement, including all Master Conversions, MBS Contracts, cash commitments, exhibits and attachments to this Master Agreement.

To sell Mortgages under this Master Agreement, Lender and Fannie Mae must also enter into one or more Master Conversions. In addition, depending on whether Lender will be delivering Mortgages under one of Fannie Mae’s cash purchase programs (Negotiated or Standard) or under Fannie Mae’s MBS program, Lender and Fannie Mae will also need to enter into the appropriate cash commitments or MBS Pricing Confirmations for MBS Contracts.

Lender and Fannie Mae acknowledge that the Estimated Dollar Amount (as set forth on Exhibit 1) is an estimate by the parties, as of the date of execution hereof, of anticipated Mortgage deliveries and such amount may change over the term of this Master Agreement. Notwithstanding the fact that a Maximum Amount of Pool Purchase Transactions for Delivery is set forth in each MBS Contract, the total amount to be sold shall be governed by the applicable Master Conversions. The sum of the actual Mandatory Delivery Amounts (whether one or more), as reflected in the Master Conversions, will reflect the actual volume of Mortgage deliveries agreed to by the parties and will supersede any Estimated Dollar Amount set forth in Exhibit 1.

For this Master Agreement to become effective, Lender must execute and return to Fannie Mae a duplicate original within ten business days of Lender’s receipt of this Master Agreement. Otherwise, Fannie Mae may, at its option, declare this Master Agreement null and void.

Lender hereby confirms, by checking the appropriate section below, that:

         It is not a federally-insured institution or an affiliate or subsidiary of a federally-insured institution.

☒	It is a federally-insured institution or an affiliate or subsidiary of a federally-insured institution. If Lender has checked this section, then Lender agrees to the representations and warranties described in the “Master Agreement Terms and Conditions” section of the Selling Guide.

Sincerely,

FANNIE MAE
By:	/S/ DAVID A. BOWLES

David A. Bowles Customer Account Manager

Agreed, acknowledged, and accepted.

CRESCENT MORTGAGE SERVICES

By:	/S/ ROBERT C KENKNIGHT

Name:	Robert C. KenKnight

Title:	President

Date:	8/4/03

EXHIBIT 1

TO MASTER AGREEMENT MC03861.1

Lender Name	Crescent Mortgage Services

Lender Number	24837-000-9

Delivery Term:	First

Effective Date of Delivery Term:	August 1, 2003

Expiration Date of Delivery Term:	July 31, 2004

Estimated Dollar Volume for Delivery Term:	$500,000,000.00 (eligible for delivery only upon incremental conversions to Mandatory Delivery Amounts under one or more Master Conversions)

MASTER AGREEMENT

Master Conversion for Crescent Mortgage Services
MC03861.1-01

Upon entering into this Master Conversion, Lender is obligated to sell to Fannie Mae, and Fannie Mae is obligated to buy from Lender, Mortgages in the aggregate unpaid principal amount of the Mandatory Delivery Amount stated below under any of the following programs: Fannie Mae’s MBS program, Negotiated Cash Transactions or Standard Cash Transactions. Mortgages must be sold during the period commencing with the Effective Date set forth below and ending with the Expiration Date set forth below (the “Conversion Period”) and must meet all requirements set forth in the Master Agreement, as well as those set forth in the applicable MBS Contracts (as described below). There must be a valid MBS Pricing Confirmation for each MBS Contract below prior to Lender’s sale of any Mortgages under such MBS Contract.

Lender shall be deemed to have accepted the terms of this Master Conversion and all applicable MBS Pricing Confirmations either (i) upon execution of the Master Agreement or Master Agreement amendment to which this Master Conversion is attached, or (ii) if this Master Conversion is not attached to a Master Agreement amendment, then upon delivery of any Mortgages under the MBS Contracts during the current Conversion Period.

Master Agreement:	MC03861.1

Mandatory Delivery Amount:	$150,000,000.00, plus or minus 5%

Effective Date:	August 1, 2003

Expiration Date:	October 31, 2003

MBS Contracts:	C06584, C06585, C06586, C06587, C06588, C06589, C06590

Back-end Buyout Fee:	The greater of $1,000.00 or 12.5 basis points multiplied by the undelivered portion of the Mandatory Delivery Amount.

VARIANCES

This Variances Attachment is attached to and made a part of the Master Agreement. Under this Master Agreement, Lender may sell Mortgages originated in accordance with the following variances. Unless otherwise specified, the following variances apply only to conventional, first lien Mortgages.

1.	With respect to any Variances in this “Variances” section that incorporate a table to describe eligibility of Mortgages delivered under that Variance, the following definitions and restrictions apply to all such Variances.
•	Mortgage products listed under “Eligible Products/Programs” are the only eligible mortgage products and/or programs. A reference to “All Standard per Selling Guide” means only standard mortgage products (e.g., FRM, ARM, 7-year balloon), and does not include any specially negotiated products, community or affordable lending products, or products requiring special lender approval.
•	The loan purpose(s) listed under “Loan Purpose” (Purchase Money Mortgage, Cashout Refinance, Limited Cashout Refinance) is/are the only eligible loan purpose for Mortgages delivered under the Variance.
•	The property type(s) and number of units listed under “Dwelling Type” (e.g. Detached, Condo, PUD) and “Units” (e.g. 1, 2, 3, 4) is/are the only eligible property types and number of units for Mortgages delivered under the Variance.
•	The occupancy status listed under “Occupancy Status” (e.g. Owner, 2nd Home, or Investor) is/are the only eligible occupancy status for Mortgages delivered under the Variance. “Owner” means owner-occupied primary residence, “2nd Home” means second home, and “Investor” means an investment property.
•	The LTV or CLTV listed in the “LTV” or “CLTV” column represent the maximum possible LTV or CLTV for the Mortgages delivered under the Variance. A lower maximum LTV or CLTV may apply depending on the loan products (e.g. ARM or balloon), if “All Standard per Selling Guide” has been selected under “Eligible Products/Programs.”
2.	In the event that a Variance table references “Coop” as an eligible “Dwelling Type,” Lender must be approved for delivery of cooperative share loans to Fannie Mae, per the Selling Guide.
3.	Any special feature code designated for the Variance is in addition to any other special feature codes that may be required.
4.	If any column in the Variance table is blank, Lender must refer (a) first to the terms and conditions of that Variance, and (b) then to the Selling Guide or the Guide to Underwriting with Desktop Underwriter®, as applicable, both as amended from time to time.

VARIANCES
TABLE OF CONTENTS

VAR 1	Desktop Underwriter ‘Expanded Approval with Timely Payment Rewards™’ Initiative
VAR 2	Relocation Mortgage Guidelines/Trailing Secondary Wage Earner Income

VAR 1	Desktop Underwriter ‘Expanded Approval with Timely Payment Rewards™’ Initiative May 2003

The following terms and conditions apply only to Mortgages originated and delivered to Fannie Mae pursuant to the Desktop Underwriter® “Expanded Approval with Timely Payment RewardsTM” Initiative (hereinafter referred to as “the Initiative”). Mortgages originated under the Initiative must have been submitted to the Expanded Approval version of Desktop Underwriter for analysis.

Lender may deliver Mortgages originated under the Initiative in accordance with the following:

1.	Eligibility.
(a)	General.

Each Mortgage must comply with the requirements of the “Expanded Approval with Timely Payment Rewards Lender Guide” (the “EA Lender Guide”), as may be amended from time to time, as supplemented by the following specific provisions below. A breach of any of such eligibility criteria shall be deemed to be a breach of warranty by Lender, as provided in the Selling Guide. The EA Lender Guide may be accessed through eFannieMae.com, under “Mortgage Product Information.”

(b)	Recommendation Levels.
(i)	Mortgages receiving an “EA-I/Eligible,” “EA-II/Eligible,” or “EA-III/Eligible” recommendation in the Desktop Underwriter Underwriting Findings Report are eligible for delivery in accordance with the terms hereof.
(ii)	Any Mortgage receiving a recommendation of “Refer W Caution/IV” is ineligible for delivery to Fannie Mae.
(iii)	Generally, Mortgages that receive an “EA/Ineligible” recommendation are not deliverable to Fannie Mae. If any such Mortgage meets the requirements of an applicable Product Variance or a Community Lending Product Variance as described in Paragraph 4(b) below, or a negotiated underwriting variance in the Master Agreement (“Underwriting Variance”) providing for specific eligibility requirements, as described in Paragraph 4(a) below, then such Mortgages are only deliverable in accordance with the provisions of Paragraph 4 below.
(c)	Product Eligibility.

See the EA Lender Guide for all product eligibility information.

(d)	Definitions.

As used herein, these terms have the following meanings:

(i)	“EA-I Mortgages” means Mortgages receiving a recommendation of “EA-I/Eligible” or “EA-I/Ineligible,” only if an Underwriting Variance per Paragraph 4(a) is applicable.

(ii)	“EA-II Mortgages” means Mortgages receiving a recommendation of “EA-II/Eligible” or “EA-II/Ineligible,” only if an Underwriting Variance per Paragraph 4(a) is applicable.
(iii)	“EA-III Mortgages” means Mortgages receiving a recommendation of “EA-III/Eligible” or “EA-III/Ineligible,” only if an Underwriting Variance per Paragraph 4(a) is applicable.
(e)	ARM Margins.

Notwithstanding the provisions of the Selling Guide, eligible ARMs may have mortgage margins in excess of 300 basis points, up to the following maximum amounts;

(i)	325 basis point for EA-I Mortgages;
(ii)	350 basis points for EA-II Mortgages; and
(iii)	387.50 basis points EA-III Mortgages.
2.	Limited Waiver of Warranties.

Mortgages receiving the “EA-I/Eligible,” “EA-II/Eligible,” and “EA-III/Eligible” recommendation in the Desktop Underwriter Underwriting Findings Report are eligible for the “Limited Waiver of Representations and Warranties,” as set forth in the Selling Guide, Part I, Chapter 2, Section 202.02, provided that each such Mortgage:

(a)	is subject to all applicable requirements, restrictions, stipulations, and limitations specified in this Master Agreement, the applicable Pool Purchase Contract and the Guide to Underwriting with Desktop Underwriter, as amended from time to time (the “Desktop Underwriter Guide”), as modified by this Agreement, which may include the purchase price or guaranty fee, any price adjustment, or similar charge and the aggregate outstanding principal amount; and
(b)	meets all applicable product eligibility requirements.
3.	Timely Payment Rewards Feature.

Only fixed rate, fully amortizing, level payment EA-II Mortgages and EA-III Mortgages may be originated with the Timely Payment Rewards feature, which includes an interest rate reduction provision, subject to the following:

(a)	Such Mortgages must be delivered to Fannie Mae for cash.
(b)	The Mortgage must meet all applicable product eligibility requirements.
(c)	The Mortgage must be originated with the Timely Payment Rewards Addendum to the Note (Fannie Mae Form 1410) (the “Addendum”) and the Timely Payment Rewards Rider to the Security Instrument (Fannie Mae Form 1412) (the “Rider”).

(d)	The mortgagor must meet the eligibility criteria set forth in the Addendum and the Rider. The Mortgage servicer will be responsible for complying with the provisions of the EA Lender Guide relating to interest rate reduction, including evaluating the mortgagor’s payment history on the second, third and/or fourth anniversary date of the scheduled due date of the first full installment payment due under the Note (“Anniversary Date”) to determine if the mortgagor has met the eligibility criteria for the interest rate reduction.

4.        Mortgages with Product Variances or Underwriting Variances.

(a)	Mortgages that receive an “EA/Ineligible” recommendation that were originated with Underwriting Variances are only deliverable to Fannie Mae with Fannie Mae’s prior approval. Fannie Mae must approve combining the Underwriting Variance with the Initiative, even if the Underwriting Variance has been approved under this Master Agreement for non-Initiative mortgages. The specific reason(s) for ineligibility must be permitted under the terms of the Underwriting Variance. With Fannie Mae’s prior approval, Lender may deliver such Mortgages, provided that such Mortgages:
(i)	are not eligible for the Limited Waiver of Warranties;
(ii)	must meet all of the terms of the Initiative specified herein and the terms applicable to the Underwriting Variance;
(iii)	must be identified with the applicable special feature code for the Initiative in addition to any special feature codes that may be applicable under the terms of the Underwriting Variance; and
(iv)	are subject to the applicable loan level price adjustments for the Initiative, in addition to any loan level price adjustments that may be applicable under the terms of the Underwriting Variance.
(b)	Certain Mortgages receiving any of the three levels of “EA/Eligible” recommendations or an “EA/Ineligible” recommendation in Desktop Underwriter may also meet the requirements of a product, initiative or pilot that is available to Lender under the terms of this Master Agreement (a “Product Variance”). If the Product Variance is a Community Lending or affordable housing initiative or pilot (a “Community Lending Product Variance”), then Lender may disregard the “EA” recommendation and underwrite such Mortgage outside of Desktop Underwriter in accordance with the provisions of the Community Lending Product Variance, provided that such Mortgages:
(i)	are not eligible for the Limited Waiver of Warranties;
(ii)	must meet all of the terms of the Community Lending Product Variance;
(iii)	must be identified only with the special feature codes applicable to the Community Lending Product Variance (the special feature codes applicable to the Initiative shall not apply to such Mortgages); and
(iv)	are subject to the pricing and any loan level price adjustments applicable to the Community Lending Product Variance (the loan level price adjustments applicable to the Initiative shall not apply to such Mortgages).

Mortgages receiving any of the three levels of “EA/Eligible” recommendations or an “EA/Ineligible” recommendation in Desktop Underwriter that meet the requirements of a Product Variance that is available to Lender under the terms of this Master Agreement, but that is not a Community Lending Product Variance, may be delivered to Fannie Mae only with Fannie Mae’s prior approval.

(c)	Any variance for the waiver of any of Fannie Mae’s standard loan level price adjustments shall not apply to Mortgages originated under the Initiative.

5.        Delivery and Pricing.

(a)	Loan Level Price Adjustments for MBS Delivery.
(i)	Each EA-I Mortgage, EA-II Mortgage and EA-III Mortgage delivered for MBS is subject to payment of the applicable base guaranty fee, as set forth in the applicable MBS pool purchase contract, in addition to payment of the applicable Initiative loan level price adjustment as shown below, plus all other loan level price adjustments that may be applicable to such Mortgage. Additionally, Lender shall identify all EA-I Mortgages, EA-II Mortgages and EA-III Mortgages at delivery with the applicable Special Feature Code as shown below.

Risk Level	Initiative Loan Level Price Adjustment	Special Feature Code

EA-I Mortgages	1.50% (for all Mortgages)	340

EA-II Mortgages (without Timely Payment Rewards only)	2.75% (for all Mortgages)	341

EA-III Mortgages (without Timely Payment Rewards only)	4.00% (for all Mortgages)	342

(ii)	Lender must set up a bank account from which Fannie Mae can draft loan level price adjustments in accordance with the requirements of the Selling Guide, as amended from time to time.
(iii)	Delivery of Mortgages under the Initiative shall be subject to all applicable loan level price adjustments as required by the Selling Guide and the Expanded Approval Eligibility Matrix, in the Desktop Underwriter Guide, both as amended from time to time. In addition, Mortgages under the Initiative are subject to the payment of the general Desktop Underwriter usage fees outlined in the Desktop Underwriter Seller/Servicer Software License and Subscription Agreement between Lender and Fannie Mae.
(iv)	Please note that any loan level price adjustment associated with the delivery and profile of Mortgages underwritten through Desktop Underwriter are subject to change at any time during the term of this Master Agreement. These changes will be reflected in the Desktop Underwriter Guide or other written notice from Fannie Mae.

(v)	Mortgages described in Paragraph 5(b)(ii) below are not eligible for delivery for MBS.
(b)	Cash Execution.
(i)	All EA-I Mortgages, EA-II Mortgages and EA-III Mortgages are eligible for delivery for cash.
(ii)	All EA-II Mortgages and EA-III Mortgages that include the Timely Payment Rewards feature are eligible for delivery only for cash.
(iii)	In addition to the cash pricing described in subparagraph (iv) below, each Mortgage is subject to the payment of all other loan level price adjustments that may be applicable to such Mortgage. Lender shall identify all Mortgages at delivery with the applicable Special Feature Code as shown below.

Risk Level	Special Feature Code (for all Mortgages, regardless of LTV)

EA-I Mortgages	340

EA-II Mortgages without Timely Payment Rewards	341

EA-II Mortgages with Timely Payment Rewards	459

EA-III Mortgages without Timely Payment Rewards	342

EA-III Mortgages with Timely Payment Rewards	376

(iv)	To obtain Fannie Mae cash pricing, Lender may go to eFanniemae.com and select “eCommitting” under the Lending and Servicing menu or call the Cash Commitment Window for separate commitments at 1-800-752-1080 and select Option 5. At delivery Lender must advise the Cash Commitment Window:
(A)	that the subject commitment is for the Initiative, and
(B)	that the subject risk level is either I, II or III (indicate which one), and
(C)	if applicable, that the Mortgage includes the Timely Payment Rewards rate reduction feature, and
(D)	of the applicable Special Feature Code(s) and all applicable loan level price adjustments as required by the Selling Guide and the Expanded Approval Eligibility Matrix, in the Desktop Underwriter Guide, both as amended from time to time ; and
(E)	the applicable mortgage insurance level; and
(F)	of the mortgage term (10-year, 15-year, 20-year, or 30-year), and

(G)	of the mortgage product (fixed-rate mortgage or the applicable ARM plan), and
(H)	of the LTV of the Mortgage.
(v)	Delivery of Mortgages under the Initiative shall be subject to all applicable loan level price adjustments as required by the Selling Guide and the Expanded Approval Eligibility Matrix, in the Desktop Underwriter Guide, both as amended from time to time. In addition, Mortgages under the Initiative are subject to the payment of the general Desktop Underwriter usage fees outlined in the Desktop Underwriter Seller/Servicer Software License and Subscription Agreement between Lender and Fannie Mae.
(vi)	Please note that the cash price and/or any other loan level price adjustment associated with the delivery and profile of Mortgages underwritten through Desktop Underwriter are subject to change at any time during the term of this Master Agreement. These changes will be reflected in the Desktop Underwriter Guide or other written notice from Fannie Mae.

6.        General.

(a)	Mortgage Insurance.
(i)	The terms and conditions on which Fannie Mae has agreed to acquire the Mortgages originated pursuant to the Initiative assume that additional mortgage insurance is obtainable for the Mortgages after delivery of the Mortgages to Fannie Mae. Lender represents and warrants that none of the Mortgages have been originated or serviced with fraud, misrepresentation, or negligence, or with any act that is dishonest, criminal, or knowingly wrongful, that would (A) cause a mortgage insurer to decline to insure a Mortgage, or (B) entitle a mortgage insurer to deny a claim pursuant to a mortgage insurance policy exclusion to coverage encompassing fraud, misrepresentation, negligence, or dishonest, criminal, or knowingly wrongful acts in origination or servicing.
(ii)	A minimum of 35% mortgage insurance coverage is required for (A) all Mortgages with LTVs greater than 95%, and (B) all Mortgages with LTVs of 90.01-95% originated using flexible sources of funds for the downpayment.
(iii)	Mortgages originated with mortgage insurance under the “Reduced MI” Coverage Option or the “Lower-Cost MI” Coverage Option (all as described in the Selling Guide) are not eligible for delivery under the Initiative.
(b)	Subordinate Financing.

Mortgages may be subject to subordinate financing in accordance with the EA Lender Guide. Mortgages subject to subordinate financing are subject to any applicable loan level price adjustments, in addition to any other loan level price adjustments that may apply.

(c)	Loan Level Price Adjustments.

All loan level price adjustments referenced herein will be equal to the percentage amount specified multiplied by the issue date principal balance of the Mortgage, in the case of Mortgages delivered for MBS and the delivery date principal balance, for mortgages delivered for cash.

(d)	Refinances.

Mortgages delivered to Fannie Mae under the Initiative are not eligible for subsequent refinancing using any Fannie Mae Enhanced Streamlined Refinance process. In order for such mortgages to be eligible for delivery to Fannie Mae, these cases must be submitted to Desktop Underwriter for credit risk analysis.

(e)	Servicing.

Lender acknowledges that Lender is not approved to service Mortgages originated pursuant to the Initiative and agrees to assign the servicing to an authorized servicer of Expanded Approval with Timely Payment Rewards Mortgages at the time of delivery to Fannie Mae in accordance with the provisions of the “EA Lender Guide,” as amended from time to time.

(f)	EA-III Mortgages for MBS Delivery.

Effective with EA-III Mortgages delivered on or after May 1, 2003, EA-III Mortgages are eligible for delivery under Fannie Mae’s MBS program. EA-III Mortgages delivered prior to May 1, 2003, are not eligible for MBS delivery (even in pools with May 2003 issue dates).

VAR 2    Relocation Mortgage Guidelines/Trailing Secondary Wage Earner Income

Eligible Products / Programs	Loan Purpose	Dwelling Type	Units	Occupancy Status	LTV	CLTV

FRM:10 yr	Purchase Money	Detached	1	Owner	90	90
FRM:15 yr	Mortgage	Condo
FRM:20 yr		PUD
FRM:30 yr

Parameters	Options / Limitations

Minimum Credit Score	Standard per the Selling Guide and DU Guide to Underwriting
Loan Level Price Adjustment	N/A
Foreclosure Loss Risk	Fannie Mae
MI Requirement	Standard per the Selling Guide and DU Guide to Underwriting
Documentation

Mortgages must be originated using either full documentation for all information related to the borrowers’ employment, income, and source of funds or Fannie Mae’s TimeSaver alternative documentation program.

TPO / Retail Eligible	Retail & Wholesale Eligible
Delivery Limitations	50%
Interest Rate Buydowns	Mortgages subject to temporary buydowns are not permitted.
Geographic Limitations	N/A

Additional Terms

Under the following conditions, a percentage of the average income for the previous two years of a “trailing secondary wage earner” of a relocated employee (“borrower”) can be used for qualification purposes (the “borrower” and “trailing secondary wage earner” may collectively be referred to as the “borrowers”.) A “trailing secondary wage earner” is defined as a relative or domestic partner of the primary wage earner. A “relative” is defined as the primary wage earner’s spouse, child, other dependent, or any other individual who is related by blood, marriage, adoption, or legal guardianship. “Domestic partners” are defined as persons who share a committed relationship showing financial interdependence and joint responsibility for each other’s common welfare, are not related by blood, reside in the same household, and intend to reside together indefinitely.

Percent of Income	Maximum LTV

75%	80%
50%	90%

Conditions

(i)	Maximum allowable underwriting ratios are 28%/36%.
(ii)	The borrower must be relocating with the same employer or as a new hire with a company that provides relocation benefits, and must be eligible to receive such benefits. (The Lender must retain (a) literature produced by the employer describing the employer’s relocation program in detail and (b) evidence of the borrower’s eligibility under the program in the individual Mortgage file.)

(iii)	The “trailing secondary wage earner” must have been a salaried or commissioned employee who had been employed in the same occupation for the two years immediately preceding the transfer, and must provide a written statement that he or she intends to obtain employment in the new location. Income from a “trailing secondary wage earner” who was self-employed may not be considered for qualifying purpose.)
(iv)	The borrowers must have cash reserves (after the purchase of the new home) equal to at least six months of payments for all housing costs and other obligations (including installment and revolving debt). In determining these reserves, housing costs include not only the cost of housing in the new area, but also any payments that are being made on any unsold previous residence or investment properties (in instances where such payments are not being paid by the employer of the borrower).
(v)	Lender must determine that the new location provides on-going opportunities for the “trailing secondary wage earner” to obtain employment in his or her current occupation and must document the individual Mortgage file accordingly.

SPECIAL REQUIREMENTS

This Special Requirements Attachment is attached to and made a part of the Master Agreement. Under this Master Agreement, Lender may sell Mortgages originated in accordance with the following special requirements. Unless otherwise specified, the following special requirements apply only to conventional, first lien Mortgages.

TABLE OF CONTENTS

Part A.	Radian Secondary Market Coverage Policy
Part B.	GEMICO Supplemental Primary Secondary Market Policy

Part A.           Radian Secondary Market Coverage Policy

Lender may deliver conventional Mortgages to Fannie Mae that are covered by a Radian Guaranty Insurance Corporation (“Radian”) Secondary Market Coverage Policy (“Secondary Market Policy”). Mortgages delivered for coverage under this Policy are referred to as Secondary Market Coverage Mortgages (“SMC Mortgages”) and may be delivered in accordance with the following:

1.	Eligible Products: Eligible SMC Mortgages must be originated pursuant to standard Fannie Mae guidelines, as may be amended by this Master Agreement, and are described as follows:
(a)	Eligible SMC Mortgages are limited to the following:
(i)	fixed-rate, level-payment, fully amortizing mortgages;
(ii)	all adjustable rate mortgages originated under Fannie Mae’s standard ARM plans;
(iii)	7- year balloon mortgages;
(iv)	Mortgages with LTVs of 95.01-100% that are Fannie Mae products that Lender is approved to deliver under this Master Agreement and are approved for SMC;
(v)	Flexible Mortgages that receive an “Eligible” recommendation in Desktop Underwriter and are otherwise eligible for SMC; and
(vi)	Relocation mortgages, credit union mortgages and such other mortgage products that may be specifically approved in writing by Radian and are eligible pursuant to standard Fannie Mae guidelines, as may be amended by this Master Agreement.
(b)	The following Mortgages are ineligible for SMC:
(i)	Mortgages originated under Fannie Mae’s Desktop Underwriter “Expanded Approval with Timely Payment Rewards” Initiative.
(ii)	Any mortgage that receives an “A Minus” mortgage insurance premium rate from the mortgage insurer.
2.	Eligible LTV and Primary Mortgage Insurance Coverages: All SMC Mortgages must have obtained a mortgage insurance premium rate from the mortgage insurer’s traditional (“A” paper) rate card, and meet the following requirements:
(a)	SMC Mortgages must have mortgage insurance coverage based on the loan-to-value ratio (“LTV”) of such Mortgage equal to the greater of:
(i)	the minimum level applicable to the Mortgage as required by Fannie Mae, taking into account any higher the mortgage insurance requirements applicable to any specific mortgage products (e.g., Flexible Mortgages, etc.), which may be higher than for standard mortgage products, or

(ii)	the minimum applicable SMC eligibility level set forth in Paragraph 2(b) below.
(b)	Notwithstanding any Fannie Mae minimum mortgage insurance requirements to the contrary, Mortgages must have the following minimum mortgage insurance coverage in order to be eligible for SMC:
(i)	12% for 80.01-85% LTVs;
(ii)	17% for 85.01-90% LTVs;
(iii)	25% for 90.01-95% LTVs; and
(iv)	30% for 95.01-100% LTVs (must be eligible Mortgages, per Paragraph 1(a) above — refer to the specific product guidelines or terms and conditions for higher required MI coverage that may be applicable.)
(v)	Note: Any Mortgage originated with mortgage insurance coverage lower than the minimum coverage listed above in accordance with a Desktop Underwriter recommendation, either with or without a loan level price adjustment, is ineligible for SMC.
(c)	Certain mortgages with terms of 20 years or less and LTVs of 80.01-90.00% that are originated with mortgage insurance coverages, per the Selling Guide, that are lower than the required coverage levels described in Paragraphs 2(a) and (b) above are ineligible for delivery as SMC Mortgages.
3.	Loan Level Price Adjustments: For all SMC Mortgages, Lender must remit any appropriate loan-level price adjustments or, if applicable, under an alternative all-in yield option (product-specific guaranty fee). Under the all-in yield option, the SMC execution improvement will be deducted from the product-specific guaranty fee.
4.	Seasoning Requirements: No SMC Mortgage may have been originated more than 12 months prior to delivery to Fannie Mae.
5.	Additional Requirements:
(a)	All SMC Mortgages delivered to Fannie Mae must be covered by standard Radian primary mortgage insurance, which premiums must be paid in installments by the borrower (i.e. it may not be a single premium payment or lender-paid).
(b)	If Fannie Mae is unable to obtain coverage under a satisfactory Radian Secondary Market Policy, then Fannie Mae may discontinue purchasing SMC Mortgages under this Master Agreement ten days after giving Lender notice.
(c)	Lender represents and warrants that no SMC Mortgage it delivers pursuant to this Master Agreement at the time of acquisition by Fannie Mae is: (i) insured at rates other than standard borrower-paid rates; (ii) included in a captive reinsurance arrangement with Radian, or covered by a GSE pool insurance policy issued by Radian or some other Radian risk-sharing plan; (iii) insured under a Radian “Life of Loan” policy; (iv) insured under any “A Minus” premium rate plan, or (v) a UCC financed (i.e., non-real-property) Manufactured Housing Loan.

(d)	Each SMC Mortgage delivered to Fannie Mae under this Master Agreement must be originated using the applicable Fannie Mae/Freddie Mac Uniform Security Instrument (with effective date on or after 01/01).
(e)	Lender will be permitted to deliver SMC Mortgages to Fannie Mae under this Master Agreement that are eligible for coverage under the Radian Secondary Market Policy for the period commencing with Lender’s first delivery of SMC Mortgages and ending on the expiration date of the Master Agreement. Notwithstanding the foregoing, Fannie Mae may cease purchasing such SMC Mortgages under this Master Agreement 60 days after giving Lender written notice of cessation.
(f)	Lender represents and warrants that: (i) it has a currently existing standard primary mortgage insurance master policy with Radian and that it shall maintain such policy with Radian as long as it continues to sell or service SMC Mortgages covered by the Radian Secondary Market Policy, or (ii) concurrent with the sale of SMC Mortgages to Fannie Mae, it will transfer servicing to a servicer that has a standard primary mortgage insurance master policy with Radian and that has agreed with Fannie Mae to maintain such policy with Radian as long as it services SMC Mortgages covered by the Radian Secondary Market Policy.
(g)	With respect to each SMC Mortgage, Lender must maintain in effect (subject to Fannie Mae’s policies) the original certificate or electronic record evidencing coverage under its Radian standard primary mortgage insurance master policy. Lender represents and warrants that any transfers of servicing of SMC Mortgages covered by this provision shall only be to a servicer that has an existing standard primary mortgage insurance master policy with Radian and Lender shall notify the transferee that transferee will be obligated to Fannie Mae to maintain the original certificate number. Furthermore, Lender must comply with all of the remittance and claim filing requirements related to the Radian standard primary mortgage insurance master policy.
6.	Cash Delivery Procedures: SMC Mortgages eligible for coverage under the Radian Secondary Market Policy must be delivered under branch number 24837-002-5 which will identify the Mortgages as SMC Mortgages. The SMC Mortgages are being delivered to Fannie Mae on a negotiated basis and therefore should not be committed through Desktop Trader®. Lender should use eCommitting to commit SMC Mortgages for cash delivery, if available. If not, then Lender must call the Cash Commitment Window at 1-800-752-1080 to deliver such SMC Mortgages and press selection #5, Negotiated Pricing. Please notify the Commitment Analyst that Lender is delivering SMC Mortgages covered by the Radian Secondary Market Coverage Policy.
7.	SMC Mortgages described in this Part of the Special Requirements section that are delivered for MBS must be delivered under Pool Purchase Contract No(s). C06584, C06586, C06588, C06589, C06590.

8.	Mortgages Ineligible for Secondary Market Policy Coverage: In the event a mortgage delivered as an SMC Mortgage is determined by Radian to be ineligible for Radian Secondary Market Policy coverage, then Fannie Mae may require either that Lender immediately (i) repurchase such mortgage, or (ii) remit to Fannie Mae an amount equal to the present value of the difference between the base guaranty fee under the applicable Pool Purchase Contract referenced above and the base guaranty fee which would have been applicable to the mortgage if delivered without coverage under the Radian Secondary Market Policy, multiplied by the issue date principal balance of the mortgage.

Part B.            GEMICO Supplemental Primary Secondary Market Policy.

Lender may deliver conventional Mortgages to Fannie Mae that are covered by a GE Mortgage Insurance Corporation (“GEMICO”) Supplemental Primary Secondary Market Policy (“Secondary Market Policy”). Mortgages delivered for coverage under this Policy are referred to as Secondary Market Coverage Mortgages (“SMC Mortgages”) and may be delivered in accordance with the following:

1.	Eligible Products: Eligible SMC Mortgages must be originated pursuant to standard Fannie Mae guidelines, as may be amended by this Master Agreement, and are described as follows:
(a)	Eligible SMC Mortgages are limited to the following:
(i)	fixed-rate level-payment, fully amortizing Mortgages;
(ii)	7-year balloon Mortgages;
(iii)	5/1 ARMs, 7/1 ARMs, and 10/1 ARMs (Fannie Mae’s standard ARM plans); or
(iv)	Mortgages with LTVs of 95.01-100% that are Fannie Mae products that Lender is approved to deliver under this Master Agreement and are approved for SMC;
(v)	Flexible Mortgages that receive an “Eligible” recommendation in Desktop Underwriter and are otherwise eligible for SMC; and
(vi)	such other mortgage products that may be specifically approved in writing by GEMICO and are eligible pursuant to standard Fannie Mae guidelines, as may be amended by this Master Agreement.
(b)	The following Mortgages are ineligible for SMC:
(i)	Mortgages originated under Fannie Mae’s Desktop Underwriter “Expanded Approval with Timely Payment Rewards” Initiative.
(ii)	Any mortgage that receives an “A Minus” mortgage insurance premium rate from the mortgage insurer.
2.	Eligible LTV and Primary Mortgage Insurance Coverages: All SMC Mortgages must have obtained a mortgage insurance premium rate from the mortgage insurer’s traditional (“A” paper) rate card, and meet the following requirements:
(a)	SMC Mortgages must have mortgage insurance coverage based on the loan-to-value ratio (“LTV”) of such Mortgage equal to the greater of:
(i)	the minimum level applicable to the Mortgage as required by Fannie Mae, taking into account any higher mortgage insurance requirements applicable to any specific mortgage products (e.g., Flexible Mortgages, etc.), which may be higher than for standard mortgage products; or
(ii)	the minimum applicable SMC eligibility level set forth in Paragraph 2(b) below.

(b)	Notwithstanding any Fannie Mae minimum mortgage insurance requirements to the contrary, Mortgages must have the following minimum mortgage insurance coverage in order to be eligible for SMC:
(i)	12% or 80.01-85% LTVs;
(ii)	17% or 85.01-90% LTVs;
(iii)	25% for 90.01-95% LTVs; and
(iv)	30% for 95.01-100% LTVs (must be eligible Mortgages, per Paragraph 1(a) above — refer to the specific product guidelines or terms and conditions for any higher required MI coverage that may be applicable.)
(v)	Note: Any Mortgage originated with mortgage insurance coverage lower than the minimum coverage listed above in accordance with a Desktop Underwriter recommendation, either with or without a loan level price adjustment, is ineligible for SMC.
(c)	Certain mortgages with terms of 20 years or less and LTVs of 80.01-90.00% that are originated with mortgage insurance coverages, per the Selling Guide, that are lower than the required coverage levels described in Paragraphs 2(a) and (b) above are ineligible for delivery as SMC Mortgages.
3.	Loan Level Price Adjustments: For all SMC Mortgages, Lender must remit any appropriate loan-level price adjustments or, if applicable, under an alternative all-in yield option (product-specific guaranty fee). Under the all-in yield option, the SMC execution improvement will be deducted from the product-specific guaranty fee.
4.	Seasoning Requirements: No SMC Mortgage may have been originated more than 12 months prior to delivery to Fannie Mae nor have been originated prior to September 1, 2001.
5.	Additional Requirements:
(a)	All SMC Mortgages delivered to Fannie Mae must be covered by standard GEMICO primary mortgage insurance, which premiums must be paid in installments by the borrower under a single-premium, annual premium, monthly premium or “zero monthly” payment plan. Premiums may not be lender-paid.
(b)	If Fannie Mae is unable to obtain coverage under a satisfactory GEMICO Secondary Market Policy, then Fannie Mae may discontinue purchasing SMC Mortgages under this Master Agreement ten days after giving Lender notice.
(c)	Lender represents and warrants that no SMC Mortgage it delivers pursuant to this Master Agreement at the time of acquisition by Fannie Mae is: (i) included in a captive reinsurance arrangement between Lender and GEMICO, or covered by a GSE pool insurance policy issued by GEMICO or some other GEMICO risk-sharing or profit sharing arrangement; (iii) insured under any GEMICO “A Minus” or “Alt A” premium rate plan, (iv) insured under any GEMICO policy with primary mortgage insurance premiums pursuant to affinity rates, credit union rates or relocation rates, or (v) insured with GEMICO discounted mortgage insurance rates.

(d)	Each SMC Mortgage delivered to Fannie Mae under this Master Agreement must be originated using the applicable Fannie Mae/Freddie Mac Uniform Security Instrument (with effective date on or after 01/01).
(e)	Lender will be permitted to deliver SMC Mortgages to Fannie Mae under this Master Agreement that are eligible for coverage under the GEMICO Secondary Market Policy for the period commencing with Lender’s first delivery of SMC Mortgages and ending on the expiration date of the Master Agreement. Notwithstanding the foregoing, Fannie Mae may cease purchasing such SMC Mortgages under this Master Agreement 60 days after giving Lender written notice of cessation.
(f)	Lender represents and warrants that: (i) it has a currently existing standard primary mortgage insurance master policy with GEMICO and that it shall maintain such policy with GEMICO as long as it continues to sell or service SMC Mortgages covered by the GEMICO Secondary Market Policy, or (ii) concurrent with the sale of SMC Mortgages to Fannie Mae, it will transfer servicing to a servicer that has a standard primary mortgage insurance master policy with GEMICO and that has agreed with Fannie Mae to maintain such policy with GEMICO as long as it services SMC Mortgages covered by the GEMICO Secondary Market Policy.
(g)	With respect to each SMC Mortgage, Lender must maintain in effect (subject to Fannie Mae’s policies) the original certificate or electronic record evidencing coverage under its GEMICO standard primary mortgage insurance master policy. Lender represents and warrants that any transfers of servicing of SMC Mortgages covered by this provision shall only be to a servicer that has an existing standard primary mortgage insurance master policy with GEMICO and Lender shall notify the transferee that transferee will be obligated to Fannie Mae to maintain the original certificate number. Furthermore, Lender must comply with all of the remittance and claim filing requirements related to the GEMICO standard primary mortgage insurance master policy.
6.	Cash Delivery Procedures: SMC Mortgages eligible for coverage under the GEMICO Secondary Market Policy must be delivered under branch number 24837-002-5 which will identify the Mortgages as SMC Mortgages. The SMC Mortgages are being delivered to Fannie Mae on a negotiated basis and therefore should not be committed through Desktop Trader®. Lender should use eCommitting to commit SMC Mortgages for cash delivery, if available. If not, then Lender must call the Cash Commitment Window at 1-800-752-1080 to deliver such SMC Mortgages and press selection #5, Negotiated Pricing. Please notify the Commitment Analyst that Lender is delivering SMC Mortgages covered by the GEMICO Choice Coverage Secondary Market Policy.
7.	SMC Mortgages described in this Part of the Special Requirements section that are delivered for MBS must be delivered under Pool Purchase Contract No(s). C06584, C06586, C06588.

8.	Mortgages Ineligible for Secondary Market Policy Coverage: In the event a mortgage delivered as an SMC Mortgage is determined by GEMICO to be ineligible for GEMICO Secondary Market Policy coverage, then Fannie Mae may require either that Lender immediately (i) repurchase such mortgage, or (ii) remit to Fannie Mae an amount equal to the present value of the difference between the base guaranty fee under the applicable Pool Purchase Contract referenced above and the base guaranty fee which would have been applicable to the mortgage if delivered without coverage under the GEMICO Secondary Market Policy, multiplied by the issue date principal balance of the mortgage.

FIXED-RATE PRODUCT ATTACHMENT

This Fixed-Rate Product Attachment for FHA/VA or conventional fixed-rate, level-payment residential mortgage loans (“Fixed-Rate Mortgages”) is attached to and made a part of the Master Agreement.

Variances, Special Products, and Special Requirements Applicable to Fixed-Rate Mortgages

Please refer to the attachments under the “Variances” tab, the “Special Requirements” tab, the “Housing and Community Development” tab, and the “HomeStyle” tab, as applicable, for eligibility for variances, special products, and special requirements.

MBS Guaranty Fee and Buyup/Buydown Information

The guaranty fee due to Fannie Mae for any Mortgage sold under any MBS Contract shall be at the annual rate specified in the applicable MBS Contract, payable monthly, after giving effect to any reduction of the guaranty fee through use of the MBS Express remittance cycle, if applicable. In addition, the guaranty fee will be set before giving effect to (i) any reduction of the guaranty fee through use of the rapid payment method of remittances, if applicable, and (ii) any increases or decreases of the guaranty fee relating to any buyups or buydowns of such fee, if applicable.

Lender must choose the applicable Buyup/Buydown Grid posting, “Early” or “Late,” by contacting its customer account team in its lead regional office, prior to the “Early” grid posting. If Lender fails to notify its lead regional office of its grid selection before the “Early” grid is posted, Fannie Mae will assume that Lender has selected the “Early” posting grid. Lender’s grid selection will apply to all MBS pools that it sells under the same MBS Contract. Ratios for products or note rates that are not included in the regular posting may be negotiated through Lender’s lead regional office.

Contract No. C06584.1

FIXED-RATE MORTGAGE POOL PURCHASE CONTRACT
WITH PRICING CONFIRMATION

MASTER AGREEMENT MC03861.1

Lender: Crescent Mortgage Services	Lender Number: 24837-000-9

Eligible Products:	20-year fixed-rate level-payment mortgages

Maximum Amount of Pool Purchase Transactions for Delivery during First Delivery Term:	$2,000,000.00 (See current Master Conversion for actual volume eligible for delivery during the current Conversion Period.)

Earliest and Latest Issue Dates for Pools formed under this Contract:	August 1, 2003 - October 1, 2003

Servicing Option:	Special

Mortgage Type:	Conventional

Remittance Cycle:	Standard

Seasoning Requirements:	Current

Special Feature Codes:	Per Selling Guide, Guide to Underwriting with Desktop Underwriter and applicable attachments.

Additional Terms:

See MBS Pricing Confirmation(s) attached hereto and incorporated herein.
Pool contract price adjustment is waived.
20 yr Fixed-Rate Mortgages >80% LTV with Radian and GEMICO Secondary Market Coverage

Contract No. C06584.1

MBS Pricing Confirmation for Crescent Mortgage Services
MC03861.1

As a condition to Lender’s sale of Mortgages under this MBS Contract at the pricing specified below, there must be a current Master Conversion. The current Master Conversion governs Lender’s ability to sell Mortgages under the Master Agreement, notwithstanding any date specified as the “Latest Issue Date” on Page 1 of this MBS Contract or below.

Eligible Products:	20-year fixed-rate level-payment mortgages

Earliest and Latest Issue Dates for Pools formed under this Contract:	N/A *

Guaranty Fee:	14.00 Basis Points

Buyup/Buydown Grid:	Early (See additional terms in the MBS Guaranty Fee and Buyup/Buydown Information in the Preamble section.)

*  If no Earliest and Latest Issue Dates are specified in this MBS Pricing Confirmation, the above Guaranty Fee only applies to the Conversion Period according to the current Master Conversion. The Guaranty Fee is subject to change either after the Latest Issue Date, if one is specified above, or on the expiration of the current Conversion Period, to an amount agreed upon by Fannie Mae and Lender. If no Latest Issue Date is specified in this MBS Pricing Confirmation, then (a) if there is a change to the Guaranty Fee applicable to the next Conversion Period, a revised MBS Pricing Confirmation for this Contract will be sent to Lender; or (b) if there is no change to the Guaranty Fee, this MBS Pricing Confirmation will remain in effect until the expiration of the next Conversion Period, when the Guaranty Fee will again be subject to change upon agreement of the parties.

Contract No. C06585.1

FIXED-RATE MORTGAGE POOL PURCHASE CONTRACT
WITH PRICING CONFIRMATION

MASTER AGREEMENT MC03861.1

Lender: Crescent Mortgage Services	Lender Number: 24837-000-9

Eligible Products:	20-, 25- and 30-year fixed-rate level-payment mortgages

Maximum Amount of Pool Purchase Transactions for Delivery during First Delivery Term:	$80,000,000.00 (See current Master Conversion for actual volume eligible for delivery during the current Conversion Period.)

Earliest and Latest Issue Dates for Pools formed under this Contract:	August 1, 2003 - October 1, 2003

Servicing Option:	Special

Mortgage Type:	Conventional

Remittance Cycle:	Standard

Seasoning Requirements:	Current

Special Feature Codes:	Per Selling Guide, Guide to Underwriting with Desktop Underwriter and applicable attachments.

Additional Terms:

See MBS Pricing Confirmation(s) attached hereto and incorporated herein.
Pool contract price adjustment is waived.
20-, 25-, and 30-year Fixed Rate Mortgages with LTVs <= 80%

Contract No. C06585.1

MBS Pricing Confirmation for Crescent Mortgage Services
MC03861.1

As a condition to Lender’s sale of Mortgages under this MBS Contract at the pricing specified below, there must be a current Master Conversion. The current Master Conversion governs Lender’s ability to sell Mortgages under the Master Agreement, notwithstanding any date specified as the “Latest Issue Date” on Page 1 of this MBS Contract or below.

Eligible Products:	20-, 25- and 30-year fixed-rate level-payment mortgages

Earliest and Latest Issue Dates for Pools formed under this Contract:	N/A*

Guaranty Fee:	17.00 Basis Points

Buyup/Buydown Grid:	Early (See additional terms in the MBS Guaranty Fee and Buyup/Buydown Information in the Preamble section.)

*  If no Earliest and Latest Issue Dates are specified in this MBS Pricing Confirmation, the above Guaranty Fee only applies to the Conversion Period according to the current Master Conversion. The Guaranty Fee is subject to change either after the Latest Issue Date, if one is specified above, or on the expiration of the current Conversion Period, to an amount agreed upon by Fannie Mae and Lender. If no Latest Issue Date is specified in this MBS Pricing Confirmation, then (a) if there is a change to the Guaranty Fee applicable to the next Conversion Period, a revised MBS Pricing Confirmation for this Contract will be sent to Lender; or (b) if there is no change to the Guaranty Fee, this MBS Pricing Confirmation will remain in effect until the expiration of the next Conversion Period, when the Guaranty Fee will again be subject to change upon agreement of the parties.

Contract No. C06586.1

FIXED-RATE MORTGAGE POOL PURCHASE CONTRACT
WITH PRICING CONFIRMATION

MASTER AGREEMENT MC03861.1

Lender: Crescent Mortgage Services	Lender Number: 24837-000-9

Eligible Products:	25- and 30-year fixed-rate level-payment mortgages

Maximum Amount of Pool Purchase Transactions for Delivery during First Delivery Term:	$15,000,000.00 (See current Master Conversion for actual volume eligible for delivery during the current Conversion Period.)

Earliest and Latest Issue Dates for Pools formed under this Contract:	August 1, 2003 - October 1, 2003

Servicing Option:	Special

Mortgage Type:	Conventional

Remittance Cycle:	Standard

Seasoning Requirements:	Current

Special Feature Codes:	Per Selling Guide, Guide to Underwriting with Desktop Underwriter and applicable attachments.

Additional Terms:

See MBS Pricing Confirmation(s) attached hereto and incorporated herein.
Pool contract price adjustment is waived.
25-, and 30-year Fixed Rate Mortgages with LTVs > 80% with Radian and GEMICO Secondary
Marketing Coverage

Contract No. C06586.1

MBS Pricing Confirmation for Crescent Mortgage Services
MC03861.1

As a condition to Lender’s sale of Mortgages under this MBS Contract at the pricing specified below, there must be a current Master Conversion. The current Master Conversion governs Lender’s ability to sell Mortgages under the Master Agreement, notwithstanding any date specified as the “Latest Issue Date” on Page 1 of this MBS Contract or below.

Eligible Products:	25- and 30-year fixed-rate level-payment mortgages

Earliest and Latest Issue Dates for Pools formed under this Contract:	N/A *

Guaranty Fee:	12.50 Basis Points

Buyup/Buydown Grid:	Early (See additional terms in the MBS Guaranty Fee and Buyup/Buydown Information in the Preamble section.)

*  If no Earliest and Latest Issue Dates are specified in this MBS Pricing Confirmation, the above Guaranty Fee only applies to the Conversion Period according to the current Master Conversion. The Guaranty Fee is subject to change either after the Latest Issue Date, if one is specified above, or on the expiration of the current Conversion Period, to an amount agreed upon by Fannie Mae and Lender. If no Latest Issue Date is specified in this MBS Pricing Confirmation, then (a) if there is a change to the Guaranty Fee applicable to the next Conversion Period, a revised MBS Pricing Confirmation for this Contract will be sent to Lender; or (b) if there is no change to the Guaranty Fee, this MBS Pricing Confirmation will remain in effect until the expiration of the next Conversion Period, when the Guaranty Fee will again be subject to change upon agreement of the parties.

Contract No. C06587.1

FIXED-RATE MORTGAGE POOL PURCHASE CONTRACT
WITH PRICING CONFIRMATION

MASTER AGREEMENT MC03861.1

Lender: Crescent Mortgage Services	Lender Number: 24837-000-9

Eligible Products:	10- and 15-year fixed-rate level-payment mortgages

Maximum Amount of Pool Purchase Transactions for Delivery during First Delivery Term:	$40,000,000.00 (See current Master Conversion for actual volume eligible for delivery during the current Conversion Period.)

Earliest and Latest Issue Dates for Pools formed under this Contract:	August 1, 2003 - October 1, 2003

Servicing Option:	Special

Mortgage Type:	Conventional

Remittance Cycle:	Standard

Seasoning Requirements:	Current

Special Feature Codes:	Per Selling Guide, Guide to Underwriting with Desktop Underwriter and applicable attachments.

Additional Terms:

See MBS Pricing Confirmation(s) attached hereto and incorporated herein.
Pool contract price adjustment is waived.
10- and 15-Year Fixed Rate Mortgages with LTVs <= 80%.

Contract No. C06587.1

MBS Pricing Confirmation for Crescent Mortgage Services
MC03861.1

As a condition to Lender’s sale of Mortgages under this MBS Contract at the pricing specified below, there must be a current Master Conversion. The current Master Conversion governs Lender’s ability to sell Mortgages under the Master Agreement, notwithstanding any date specified as the “Latest Issue Date” on Page 1 of this MBS Contract or below.

Eligible Products:	10- and 15-year fixed-rate level-payment mortgages

Earliest and Latest Issue Dates for Pools formed under this Contract:	N/A *

Guaranty Fee:	14.00 Basis Points

Buyup/Buydown Grid:	Early (See additional terms in the MBS Guaranty Fee and Buyup/Buydown Information in the Preamble section.)

*  If no Earliest and Latest Issue Dates are specified in this MBS Pricing Confirmation, the above Guaranty Fee only applies to the Conversion Period according to the current Master Conversion. The Guaranty Fee is subject to change either after the Latest Issue Date, if one is specified above, or on the expiration of the current Conversion Period, to an amount agreed upon by Fannie Mae and Lender. If no Latest Issue Date is specified in this MBS Pricing Confirmation, then (a) if there is a change to the Guaranty Fee applicable to the next Conversion Period, a revised MBS Pricing Confirmation for this Contract will be sent to Lender; or (b) if there is no change to the Guaranty Fee, this MBS Pricing Confirmation will remain in effect until the expiration of the next Conversion Period, when the Guaranty Fee will again be subject to change upon agreement of the parties.

Contract No. C06588.1

FIXED-RATE MORTGAGE POOL PURCHASE CONTRACT
WITH PRICING CONFIRMATION

MASTER AGREEMENT MC03861.1

Lender: Crescent Mortgage Services	Lender Number: 24837-000-9

Eligible Products:	10- and 15-year fixed-rate level-payment mortgages

Maximum Amount of Pool Purchase Transactions for Delivery during First Delivery Term:	$5,000,000.00 (See current Master Conversion for actual volume eligible for delivery during the current Conversion Period.)

Earliest and Latest Issue Dates for Pools formed under this Contract:	August 1, 2003 - October 1, 2003

Servicing Option:	Special

Mortgage Type:	Conventional

Remittance Cycle:	Standard

Seasoning Requirements:	Current

Special Feature Codes:	460 - MyCommunityMortgage, 481 - MCM Teacher Suite Product, and Per Selling Guide, Guide to Underwriting with Desktop Underwriter and applicable attachments.

Additional Terms:

See MBS Pricing Confirmation(s) attached hereto and incorporated herein.
Pool contract price adjustment is waived.
10- and 15-Year Fixed Rate Mortgages with LTVs > 80% with Radian and GEMICO Secondary Marketing Coverage

Contract No. C06588.1

MBS Pricing Confirmation for Crescent Mortgage Services
MC03861.1

As a condition to Lender’s sale of Mortgages under this MBS Contract at the pricing specified below, there must be a current Master Conversion. The current Master Conversion governs Lender’s ability to sell Mortgages under the Master Agreement, notwithstanding any date specified as the “Latest Issue Date” on Page 1 of this MBS Contract or below.

Eligible Products:	10- and 15-year fixed-rate level-payment mortgages

Earliest and Latest Issue Dates for Pools formed under this Contract:	N/A *

Guaranty Fee:	13.00 Basis Points

Buyup/Buydown Grid:	Early (See additional terms in the MBS Guaranty Fee and Buyup/Buydown Information in the Preamble section.)

*  If no Earliest and Latest Issue Dates are specified in this MBS Pricing Confirmation, the above Guaranty Fee only applies to the Conversion Period according to the current Master Conversion. The Guaranty Fee is subject to change either after the Latest Issue Date, if one is specified above, or on the expiration of the current Conversion Period, to an amount agreed upon by Fannie Mae and Lender. If no Latest Issue Date is specified in this MBS Pricing Confirmation, then (a) if there is a change to the Guaranty Fee applicable to the next Conversion Period, a revised MBS Pricing Confirmation for this Contract will be sent to Lender; or (b) if there is no change to the Guaranty Fee, this MBS Pricing Confirmation will remain in effect until the expiration of the next Conversion Period, when the Guaranty Fee will again be subject to change upon agreement of the parties.

Contract No. C06589.1

FIXED-RATE MORTGAGE POOL PURCHASE CONTRACT
WITH PRICING CONFIRMATION

MASTER AGREEMENT MC03861.1

Lender: Crescent Mortgage Services	Lender Number: 24837-000-9

Eligible Products:	15- and 30-year fixed-rate level-payment mortgages

Maximum Amount of Pool Purchase Transactions for Delivery during First Delivery Term:	$2,500,000.00 (See current Master Conversion for actual volume eligible for delivery during the current Conversion Period.)

Earliest and Latest Issue Dates for Pools formed under this Contract:	August 1, 2003 - October 1, 2003

Servicing Option:	Special

Mortgage Type:	Conventional

Remittance Cycle:	Standard

Seasoning Requirements:	Current

Special Feature Codes:	Per Selling Guide, Guide to Underwriting with Desktop Underwriter and applicable attachments.

Additional Terms:

See MBS Pricing Confirmation(s) attached hereto and incorporated herein.
Pool contract price adjustment is waived.

MyCommunityMortgage: Community 97 with Radian Secondary Market Coverage

Contract No. C06589.1

MBS Pricing Confirmation for Crescent Mortgage Services
MC03861.1

As a condition to Lender’s sale of Mortgages under this MBS Contract at the pricing specified below, there must be a current Master Conversion. The current Master Conversion governs Lender’s ability to sell Mortgages under the Master Agreement, notwithstanding any date specified as the “Latest Issue Date” on Page 1 of this MBS Contract or below.

Eligible Products:	15- and 30-year fixed-rate level-payment mortgages

Earliest and Latest Issue Dates for Pools formed under this Contract:	N/A *

Guaranty Fee:	20.00 Basis Points

Buyup/Buydown Grid:	Early (See additional terms in the MBS Guaranty Fee and Buyup/Buydown Information in the Preamble section.)

*  If no Earliest and Latest Issue Dates are specified in this MBS Pricing Confirmation, the above Guaranty Fee only applies to the Conversion Period according to the current Master Conversion. The Guaranty Fee is subject to change either after the Latest Issue Date, if one is specified above, or on the expiration of the current Conversion Period, to an amount agreed upon by Fannie Mae and Lender. If no Latest Issue Date is specified in this MBS Pricing Confirmation, then (a) if there is a change to the Guaranty Fee applicable to the next Conversion Period, a revised MBS Pricing Confirmation for this Contract will be sent to Lender; or (b) if there is no change to the Guaranty Fee, this MBS Pricing Confirmation will remain in effect until the expiration of the next Conversion Period, when the Guaranty Fee will again be subject to change upon agreement of the parties.

Contract No. C06590.1

FIXED-RATE MORTGAGE POOL PURCHASE CONTRACT
WITH PRICING CONFIRMATION

MASTER AGREEMENT MC03861.1

Lender: Crescent Mortgage Services	Lender Number: 24837-000-9

Eligible Products:	15- and 30-year fixed-rate level-payment mortgages

Maximum Amount of Pool Purchase Transactions for Delivery during First Delivery Term:	$2,500,000.00 (See current Master Conversion for actual volume eligible for delivery during the current Conversion Period.)

Earliest and Latest Issue Dates for Pools formed under this Contract:	August 1, 2003 - October 1, 2003

Servicing Option:	Special

Mortgage Type:	Conventional

Remittance Cycle:	Standard

Seasoning Requirements:	Current

Special Feature Codes:	Per Selling Guide, Guide to Underwriting with Desktop Underwriter and applicable attachments.

Additional Terms:

See MBS Pricing Confirmation(s) attached hereto and incorporated herein.
Pool contract price adjustment is waived.
30 yr Fixed-Rate Mortgages for MyCommunityMortgage: Community 100 Plus and Community Solutions 100 with Radian Secondary Market Coverage

Contract No. C06590.1

MBS Pricing Confirmation for Crescent Mortgage Services
MC03861.1

As a condition to Lender’s sale of Mortgages under this MBS Contract at the pricing specified below, there must be a current Master Conversion. The current Master Conversion governs Lender’s ability to sell Mortgages under the Master Agreement, notwithstanding any date specified as the “Latest Issue Date” on Page 1 of this MBS Contract or below.

Eligible Products:	15- and 30-year fixed-rate level-payment mortgages

Earliest and Latest Issue Dates for Pools formed under this Contract:	N/A *

Guaranty Fee:	25.00 Basis Points

Buyup/Buydown Grid:	Early (See additional terms in the MBS Guaranty Fee and Buyup/Buydown Information in the Preamble section.)

*  If no Earliest and Latest Issue Dates are specified in this MBS Pricing Confirmation, the above Guaranty Fee only applies to the Conversion Period according to the current Master Conversion. The Guaranty Fee is subject to change either after the Latest Issue Date, if one is specified above, or on the expiration of the current Conversion Period, to an amount agreed upon by Fannie Mae and Lender. If no Latest Issue Date is specified in this MBS Pricing Confirmation, then (a) if there is a change to the Guaranty Fee applicable to the next Conversion Period, a revised MBS Pricing Confirmation for this Contract will be sent to Lender; or (b) if there is no change to the Guaranty Fee, this MBS Pricing Confirmation will remain in effect until the expiration of the next Conversion Period, when the Guaranty Fee will again be subject to change upon agreement of the parties.

March 2003

Housing and Community Development
Index

These Housing and Community Development Terms and Conditions(s) are attached to and made a part of the Master Agreement (the “Agreement”). The Lender and Fannie Mae agree that, except as provided below, all other requirements of the Fannie Mae Selling and Servicing Guides shall be followed. Any provision specified below may be amended by Fannie Mae’s issuance to Lender of an “Announcement of Approval.” Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement.

The appropriate Special Feature Code (“SFC”) as indicated below must be entered on the Schedule of Mortgages (Form 2005) or Loan Schedule (Form 1068), as applicable.

Under this Master Agreement, Lender may deliver the following:

Special Initiatives

Notwithstanding anything herein to the contrary, the aggregate UPB of all Mortgages originated under these Special Initiatives and which are delivered to Fannie Mae under this Master Agreement shall not exceed $5,000,000.00.

MyCommunityMortgage™; Community 97™ Mortgages (SFC “460”) as described in the attached terms and conditions.

MyCommunityMortgage™; Community 100 Plus™ Mortgages (SFC “480”) as described in the attached terms and conditions.

MyCommunityMortgage™; Community Solutions™ 100 Mortgages (SFC “481”) as described in the attached terms and conditions.

March 2003

Fannie Mae

MyCommunityMortgage; Community Solutions 100™

Terms and Conditions

The following terms and conditions apply to certain Mortgages (described below), which are eligible for purchase for cash or MBS under Fannie Mae’s MyCommunityMortgage™ pilot (“MyCommunityMortgage”) for the Community Solutions™ 100 product. The term “Lender” refers to the Fannie Mae seller/servicer to which these terms and conditions are being issued. Except as provided herein, all other requirements of the Selling Guide (as updated) must be followed.

1.	Borrower Eligibility

Community Solutions 100 offers “Teacher A+,” “Safety 1st” and “HealthCare Worker+” borrower options, as described below. In the case of co-borrowers, Community Solutions is available if at least one of the co-borrowers qualifies under one of the Teacher A+, Safety 1st or HealthCare Worker+ borrower options described below.

To be eligible for Teacher A+, the borrower must be:

a)	a full time employee at the elementary or secondary education level in a public or private school (in any capacity, including but not limited to teacher, administrator, librarian, counselor, administrative support and custodial staff) who is either (i) state certified, (ii) in the process of becoming state certified, or (iii) employed by a school that is recognized by a state or accredited by a state or regional accrediting association; or
b)	a full time teacher or administrator at the elementary or secondary education levels working at a federal, state, county, or municipal education agency and who is either state certified or in the process of becoming state certified.

To be eligible for Safety 1st, the borrower must be:

a)	a full-time sworn employee of a police department, sheriff’s office, corrections department, or other law enforcement agency which is a part of or administered by the federal government, a state, a county, a city, or other political subdivision of a state, a commission created by an interstate compact, a university, a hospital, a utility or an airport or port authority who is responsible for the prevention and detection of crime, the enforcement of the penal, traffic or highway laws or the incarceration or detention of offenders; or
b)	a full-time sworn member of a local, state, or federal fire department or agency and be responsible for at least one of the following: fire suppression, emergency medical response and patient care, fire and injury prevention, arson investigation, hazardous materials incident response and management, and/or response to acts of terrorism.
c)	a full-time sworn member of a federal fire department or agency and be responsible for at least one of the following: fire suppression, emergency medical response and patient care, fire and injury prevention, arson investigation, hazardous materials incident response and management, and/or response to acts of terrorism.

To be eligible for HealthCare Worker+, the borrower must:

(a)	be a full-time employee of an employer that offers its employees an employer-assisted housing benefit (“EAH”—an employee benefit designed to assist in the employee’s housing needs, and may involve a grant, a loan, shared appreciation, monthly payment assistance, counseling or otherwise); provided, however, the borrower need not be a participant in the employer’s EAH, and
(b)	be employed by that employer in one of the following positions:
1.	medical resident or fellow; or
2.	registered nurse (RN), licensed practical nurse (LPN) or licensed vocational nurse (LVN); or
3.	nursing assistant who is (i) certified , licensed or accredited by the applicable state agency or has successfully completed training mandated by the applicable state agency, and (ii) designated as a certified nursing assistant (CNA), advanced unlicensed assistant (AUA) or unlicensed assistive personnel (UAP); or
4.	physician’s assistant or medical technician, technologist or therapist who is certified, licensed or accredited by the applicable state agency or has successfully completed training mandated by the applicable state agency; or
5.	licensed pharmacist or pharmacy technician who is certified, licensed or accredited by the applicable state agency.

(For purposes of Community Solutions 100, “state” includes any state of the United States, the District of Columbia, or the Commonwealth of Puerto Rico.)

2.	Loan-to-Value Ratio

The maximum loan-to-value ratio (“LTV”) is 100%, which percentage is calculated from the lower of the sales price or the appraised value of the property. In the case of SMC Eligible Mortgages (as such term is defined in the section below entitled “Mortgage Insurance”), the minimum LTV must exceed 90%.

3.	Eligible Properties

Eligible properties are owner-occupied, principal residences that consist of one unit, including manufactured housing and units in condominiums and planned unit developments (“PUDs”) that conform with any related Fannie Mae requirements. Both existing structures and new construction are eligible, but cooperatives are ineligible.

4.	Borrower Income

The borrower’s income may not exceed 100% of the median income that HUD publishes for the property’s location, except for (i) higher income limits allowed for certain high-cost areas as specified in the Selling Guide, and (ii) an income limit of 115% of the HUD-published median in nonmetropolitan counties and (iii) borrower incomes imposed by other organizations (such as when a housing finance agency or an employer provides down payment or closing cost assistance), as specified in the Selling Guide.

Borrower income limitations are not applicable, however, in neighborhoods that qualify as FannieNeighbors® locations; FannieNeighbors locations are specified in the Selling Guide. (A geocoding service is currently available on Fannie Mae’s web site, www.efanniemae.com, to assist lenders in determining whether a particular property is in an eligible FannieNeighbors area.)

5.	Eligible Mortgages

The Mortgage must be a conventional fixed-rate, fully amortizing mortgage with a term of 30 years or less or 7/1 or 10/1 adjustable-rate mortgage (Fannie Mae Plans 750, 751, 1423 or 1437) -”Eligible ARMs”.

6.	Underwriting

Lender may underwrite the Mortgage through Desktop Underwriter (“DU”) using the Community Lending product screens, by entering the Mortgage as a Fannie 97 mortgage. If the DU finding is “Approve/Eligible,” the waiver of representations and warranties as granted under DU is applicable for the Mortgage, except that the requirement for individual-loan mortgage insurance as provided herein below is not modified irrespective of any DU message. If the DU finding is “Approve/Ineligible,” the waiver of representations and warranties as granted under DU is applicable, except that Lender is responsible for determining that the Mortgage meets all the eligibility criteria for Community Solutions 100 as specified in the eligibility matrix in Attachment A hereto. If the DU finding is other than “Approve/Eligible” or “Approve/Ineligible,” or if there is an “Expanded Approval” finding of any kind, manual (non-DU) underwriting is required. Furthermore, nontraditional credit histories will also require manual underwriting. There will be no DU fee charged if the original DU submission of the Mortgage is made through the Community Lending product screens.

For non-DU manual underwriting or manual underwriting that results from a DU finding other than “Approve/Eligible” or “Approve/Ineligible,” in addition to the limitations or flexibilities specified herein, MyCommunityMortgage allows the underwriting flexibilities of Fannie Mae’s community lending guidelines, including Fannie Mae’s Community Home Buyer’s ProgramSM model, except that the maximum underwriting ratio shall be 45 percent for the total-expenses-to-income ratio (“single qualifying” ratio, rather than separate housing-expense-to-income and total-expenses-to-income ratios), except where there is a temporary interest rate buydown (the temporary interest rate buydown must comply with the guidelines contained in the section below entitled “Buydowns”), and in that situation, the maximum single qualifying ratio shall be 43 percent.

7.	Part-Time and Overtime Income

Overtime and part-time income can be used to qualify the borrower if the employer verifies that the borrower has received such income for the last 12 months and indicates that the overtime and/or part-time income will in all probability continue. Lender must develop an average of overtime and/or part-time income over the last 12 months to determine the amount of income that can be considered in evaluating the borrower’s qualifications.

8.	Minimum Borrower Contribution from the Borrower’s Own Funds

The minimum required contribution by the borrower to the transaction, the source of which must be from the borrower’s own funds and which is calculated as a percentage of the sales price of the property, shall be the lesser of 1.00% or $500.00. These funds may be used for closing costs, prepaid items, and/or down payment, if desired.

9.	Sources for Closing Costs/Prepaids

Funding in addition to the minimum borrower contribution may be obtained from the “sources of borrower’s funds” as permitted under the Selling Guide, as well as any combination of the following sources:

a)	Gift from a relative (for purposes of these terms and conditions, a relative is defined as the borrower’s spouse, child, dependent, domestic partner, fiancé, fiancée, or any other individual related to the borrower by blood, marriage, adoption or legal guardianship).
b)	Unsecured loan or grant from a governmental entity, the borrower’s employer or a nonprofit organization (including churches, but a credit union is not considered to be a nonprofit organization for the purpose of this paragraph).
c)	Secured loan that complies with the terms for Community Seconds mortgages.
d)	The following sources may only be used for closing costs and/or prepaid items and may not be used as funds for the borrower’s down payment:
•	Unsecured loan from Lender in accordance with the requirements below:
•	Lender may finance closing costs with personal (unsecured) loans, provided that the applicable Fannie Mae regional office reviews and approves Lender’s unsecured loan program in the context of Lender’s Community Reinvestment Act (“CRA”) and Home Mortgage Disclosure Act (“HMDA”) efforts.
•	The interest rate to the borrower must not be greater than the note rate of the first Mortgage, but the regional office may approve rates of up to two percentage points above the first Mortgage rate. In all instances, credit card financing and loans from overdraft protection on checking accounts are not permissible. In addition, Lender may not charge a borrower in this scenario any origination fees, discount points, interest rate, or other fees greater than those charged to other high loan-to-value ratio customers.
•	Monthly payments for the personal loan must be taken into account in both the total obligations-to-income ratio and the housing expense-to-income ratio. The unsecured loan must be a fully amortizing term loan, with a fixed-rate and fixed-payments. (No variable-rate, variable-payment, or balloon loans are permitted.)
•	Lender’s participation under this section must be specifically approved in advance by the applicable regional office.
•	A copy of the unsecured loan documents must be placed in the loan file.
•	“Interested party” contribution, as permitted in accordance with the Selling Guide; provided, however, such interested party contribution may not in any event exceed 3.00% of the lesser of the sales price or appraised value of the property. If an interested party contribution in any amount is provided, the Mortgage is ineligible for delivery to Fannie Mae for MBS where the LTV is 100%; in such cases, Mortgages would only be eligible for cash delivery. Where the LTV is 100%, Lender represents and warrants that no Mortgage will be delivered for MBS to Fannie Mae if there is any interested party contribution. If the LTV is less than 100%, and an interested party contribution is utilized, Lender shall add the LTV to the interested party contribution, as a percentage, to determine MBS delivery eligibility. For example:
•	An LTV of 98% plus an interested party contribution of 3% would equal 101%, making the loan ineligible for MBS delivery.
•	An LTV of 98% plus an interested party contribution of 2% would equal 100%, making the loan eligible for MBS delivery.

•	“Premium pricing” in accordance with the requirements below:
•	Lender may use the proceeds (referred to herein as the “Premium Pricing Proceeds”) that result from the sale of the Mortgage at a premium, with an interest rate that is in excess of the then-current market interest rate for like product.
•	The limitations contained in the Selling Guide relating to contributions by interested parties shall not apply to the Premium Pricing Proceeds.
10.	Reserves

Where the Mortgage is underwritten through DU, and the DU finding is either “Approve/Eligible” or “Approve/Ineligible,” Lender must verify the availability of liquid assets as directed by DU. For non-DU manual underwriting or manual underwriting that results from a DU finding other than “Approve/Eligible” or “Approve/Ineligible,” Lender must verify that the borrower has sufficient liquid assets in reserve at closing equal to at least one mortgage payment, and such reserve may include funds received by the borrower as a gift (gifts for purposes of such reserve include funds received from a relative or from a church, municipality, employer, or nonprofit organization).

11.	Buydowns

A temporary interest rate buydown not to exceed one-half of one percent for the first three years of the Mortgage is permitted. Borrower will be underwritten at the bought-down interest rate. The buydown must otherwise meet the requirements of the Guides, including the allowance for buydown funds to come from any source or combination of sources (including Lender, foundations, places of worship, labor unions, employers or their designees, public agencies and nonprofits).

12.	Eligible Loan Purpose

All Mortgages must be originated simultaneously under (i) a purchase money transaction or (ii) a “no cash-out” refinance transaction where the refinance mortgage is equal to the outstanding principal balance of the existing first mortgage (except that the amount may be rounded up to the next $100 increment).

13.	Subordinate Financing

Subordinate financing must comply with the terms for Community Seconds mortgages, except that the requirement contained therein for a down payment from the borrower’s own funds shall be governed by Section 8 above (entitled “Minimum Borrower Contribution”) for the particular option.

14.	Credit History

If the Mortgage is underwritten through DU, and the DU finding is either “Approve/Eligible” or “Approve/Ineligible,” Lender does not need to evaluate the borrower’s credit history as set forth below.

For non-DU manual underwriting, or manual underwriting that results from a DU finding of other than “Approve/Eligible” or “Approve/Ineligible,” Lender must evaluate the borrower’s credit history using any one of the four options set forth below:

(a)	Lender supplements its manual underwriting by obtaining a “representative” credit score on the borrower that is not less than 620.

(b)	Lender does not request a “representative” credit score on the borrower, but instead underwrites the Mortgage using the underwriting guidelines set forth in the Selling Guide for Community Lending mortgages coupled with the development of:
(1)	an acceptable traditional credit profile (under Part X, Section 304.01 of the Selling Guide), or
(2)	when the borrower does not have the type of credit that is traditionally reported to a credit repository, an acceptable nontraditional credit profile (under Part X, Section 304.02 of the Selling Guide), or
(3)	when the borrower has not yet established a credit history or does not have sufficient credit documentation to meet the requirements for nontraditional credit, an acceptable “enhanced credit evaluation” for a nontraditional limited credit profile (“enhanced credit evaluation” for nontraditional limited credit requires both of the following: (i) 12 months rental history with no delinquencies, and (ii) no delinquencies in the past 12 months for other trade lines, if any).

Provided, however, in all of these cases, a borrower who has a prior bankruptcy or foreclosure in his or her credit history must have reestablished credit that satisfies the requirements of Part X, Section 803.02 of the Selling Guide.

(c)	Where Lender requests a “representative” credit score on the borrower, but the borrower has no score due to no credit record with the repository, Lender underwrites the Mortgage using the underwriting guidelines set forth in the Selling Guide for Community Lending mortgages coupled with the development of:
(1)	an acceptable nontraditional credit profile (under Part X, Section 304.02 of the Selling Guide), or
(2)	when the borrower has not yet established a credit history or does not have sufficient credit documentation to meet the requirements for nontraditional credit, an acceptable “enhanced credit evaluation” for a nontraditional limited credit profile (“enhanced credit evaluation” for nontraditional limited credit requires both of the following: (i) 12 months rental history with no delinquencies, and (ii) no delinquencies in the past 12 months for other trade lines, if any).

Provided, however, in both of these cases, a borrower who has a prior bankruptcy or foreclosure in his or her credit history must have reestablished credit that satisfies the requirements of Part X, Section 803.02 of the Selling Guide.

(d)	Where Lender obtains a “representative” credit score on the borrower, but the score is less than 620, Lender underwrites the Mortgage using any one of the three options set forth below; provided, however, the borrower will not be eligible where eligibility could only be achieved by combining the following options (for example, “extenuating circumstances” may not be used to compensate for deficiencies upon application of the criteria for nontraditional credit history):
(1)	The borrower has an insufficient traditional credit history (as documented by reason codes showing lack of credit accounts, accounts not opened long enough, or lack of usage as the reasons for the low “representative” credit score), and Lender underwrites the Mortgage using the underwriting guidelines set forth in the Selling Guide for Community Lending mortgages coupled with the development of
(aa)	an acceptable nontraditional credit profile (under Part X, Section 304.02 of the Selling Guide), or
(bb)	when the borrower has not yet established a credit history or does not have sufficient credit documentation to meet the requirements for nontraditional credit, an acceptable “enhanced credit evaluation” for a nontraditional limited credit profile (“enhanced credit evaluation” for nontraditional limited credit requires both of the following: (i) 12 months rental history with no delinquencies, and (ii) no delinquencies in the past 12 months for other trade lines, if any). Provided, however, in both of these cases, a borrower who has a prior bankruptcy or foreclosure in his or her credit history must have reestablished credit that satisfies the requirements of Part X, Section 803.02 of the Selling Guide.

(2)	Lender underwrites the Mortgage using the underwriting guidelines set forth in the Selling Guide for Community Lending mortgages coupled with the development of an acceptable traditional credit profile (under Part X, Section 304.01 of the Selling Guide). Provided, however, a borrower who has a prior bankruptcy or foreclosure in his or her credit history must have reestablished credit that satisfies the requirements of Part X, Section 803.02 of the Selling Guide.
(3)	The borrower’s credit history was heavily influenced by credit deficiencies that were the result of a documented “extenuating circumstance,” and the borrower’s credit history has been reestablished and meets the conditions specified in the Selling Guide for the reestablishment of an acceptable credit history following an “extenuating circumstance” (under Part X, Section 803.02 of the Selling Guide).

In no circumstance may a nontraditional credit evaluation be used to offset derogatory credit.

15.       Mortgage Insurance

Mortgage insurance requirements for SMC Eligible Mortgages:

MyCommunityMortgage Mortgages delivered hereunder for which Fannie Mae will obtain “secondary market coverage” (“SMC”) must have an LTV in excess of 90% and must also comply with the “secondary market policy” terms of the “Special Requirements” section of this Master Agreement (“SMC Eligible Mortgages”); mortgage insurance must be provided by Radian. Lender must comply with the eligibility requirements as determined by the applicable mortgage insurer, and if a loan does not comply with such eligibility requirements, it may not be delivered as an SMC Eligible Mortgage (such ineligible mortgages are referred to herein as “SMC Ineligible Mortgages”). In addition, SMC Eligible Mortgages, (i) if delivered under MBS Delivery, must be delivered under Pool Purchase Contract no. C06590, and (ii) if delivered under Cash Delivery, must be delivered under seller/servicer branch no. 23227-003-9 and 24837-002-5. For SMC Eligible Mortgages, individual loan mortgage insurance providing 35% coverage is required. SMC Eligible MyCommunityMortgage Mortgages may be covered under “A Paper” or “A-Minus” mortgage insurance premium rates as determined by the eligibility requirements of the applicable mortgage insurer.

Mortgage insurance requirements for (i) SMC Ineligible Mortgages and (ii) MyCommunityMortgage Mortgages delivered hereunder for which Fannie Mae will otherwise NOT obtain SMC (collectively, “Non-SMC Mortgages”):

Individual loan mortgage insurance coverage is required as follows; coverage may be provided by any eligible mortgage insurer (i.e., the mortgage insurer for Non-SMC Mortgages is not limited to the insurer(s) specified above for SMC Eligible Mortgages):

•	LTV is 90.01% - 100.00%: 35%
•	LTV is 85.01% - 90.00%: 30%
•	LTV is 80.01% - 85.00%: 25%

Non-SMC Mortgages, if delivered under Cash Delivery, must be delivered under seller/servicer no. 24837-000-9.

Note: SMC Eligible Mortgages and Non-SMC Mortgages may NOT be delivered under the same Pool Purchase Contract (if delivered under MBS Delivery), or under the same seller/servicer branch no. (if delivered under Cash Delivery).

The Lender is responsible for determining applicable state requirements relating to mortgage insurance availability for Mortgages having LTVs over 97%. If the specified mortgage insurance coverage is not available with respect to any mortgage, then such mortgage is ineligible for delivery to Fannie Mae.

16.       Homebuyer Education

All first-time borrowers must complete homebuyer education according to the provisions of the Selling Guide for prepurchase homebuyer education.

17.       Delinquency Counseling

For all borrowers, Lender must follow the requirements of the Selling Guide and the Servicing Guide for postpurchase early delinquency counseling.

18.       Allocation

These terms and conditions do not contain a specific limitation on the aggregate principal amount of Mortgages that Lender may deliver or a date (other than the applicable Expiration Date) by which Lender must deliver the Mortgages. However, in order to be able to efficiently allocate the resources that Fannie Mae has made available for this pilot, Fannie Mae may from time to time and at any time set a limit on the aggregate principal amount of Mortgages that Lender may deliver or terminate Lender’s ability to deliver Mortgages under this pilot. If, after giving consideration to the aggregate principal amount of Mortgages that Lender has delivered and to the aggregate principal amount of commitments for such Mortgages that Lender has made, Fannie Mae elects to set a limit or terminate Lender’s participation, Fannie Mae will give Lender at least 90 days prior written notice of its intent to do so.

19.       Pricing for Cash Deliveries

Cash pricing is available through the MORNET Bulletin section of MORNET Manager. The MORNET Bulletin for Cash Pricing is contained in the Secondary Marketing section (Fannie Mae Pricing; Cash Pricing) of MORNET Manager. The selection is “MyCommunityMortgage Products.” The option for pricing using “Secondary Market Coverage” must be selected. Cash Pricing screens are available for 30-year fixed-rate mortgages and for Eligible ARMs. For fixed-rate mortgages with terms of less than 30 years, Lender must contact Fannie Mae’s Cash Commitment window at 1-800-752-1080, option #5 Negotiated Pricing, and obtain a negotiated Cash Delivery commitment.

20.       Special Feature Code

For all Mortgages originated under these terms and conditions, Lender is required to enter Special Feature Code “481” on the Loan Schedule (Form 1068) or Schedule of Mortgages (Form 2005). For Cash deliveries, the Loan Schedule must be transmitted electronically through the MORNET Cash Delivery System”. For MBS deliveries, the Schedule of Mortgages must be submitted through the MORNET MBS Pool Submission System®.

Attachment A

MyCommunityMortgage Pilot Community Solutions 97, Community Solutions 100, and Community Solutions 2-Family Products Eligibility Matrix

Product Option	Loan Type	Purpose	Occupancy	Other Property Owned	Non-Occupant Co- borrower	Units	Maximum LTV	Maximum CLTV	Borrower Income	Subordinate Financing

Community Solutions 97	Fixed-Rate Mortgage, 7/1 or 10/1 ARMS	PMM or No Cash-Out Refinance (Existing UPB of first mortgage rounded to the nearest $100)				One Unit	97% (90% for cooperatives)		If borrower income exceeds area median income limitations, verify property is in a FannieNeighbors location through Fannie Mae’s geocoding service through efanniemae.com	Must meet Community Seconds guidelines

Community Solutions 100			Owner-Occupied	None	Not Allowed		100%	105%

Community Solutions 2-Family						2 Units	95%

March 2003

Fannie Mae

MyCommunityMortgage™; Community 100 Plus

Terms and Conditions

The following terms and conditions apply to certain Mortgages (described below), which are eligible for purchase for cash or MBS under Fannie Mae’s MyCommunityMortgage™ pilot (“MyCommunityMortgage”) for the Community 100 Plus™ option. The term “Lender” refers to the Fannie Mae seller/servicer to which these terms and conditions are being issued. Except as provided herein, all other requirements of the Selling Guide (as updated) must be followed.

1.	Loan-to-Value Ratio

The maximum loan-to-value ratio (“LTV”) is 100%, which percentage is calculated from the lower of the sales price or the appraised value of the property. In the case of SMC Eligible Mortgages (as such term is defined in the section below entitled “Mortgage Insurance”), the minimum LTV must exceed 90%.

2.	Eligible Properties

Eligible properties are owner-occupied, principal residences that consist of one unit, including manufactured housing and units in condominiums and planned unit developments (“PUDs”) that conform with any related Fannie Mae requirements. Both existing structures and new construction are eligible, but coops are ineligible.

3.	Borrower Income

The borrower’s income may not exceed 100% of the median income that HUD publishes for the property’s location, except for (i) higher income limits allowed for certain high-cost areas as specified in the Selling Guide, and (ii) an income limit of 115% of the HUD-published median in nonmetropolitan counties and (iii) borrower incomes imposed by other organizations (such as when a housing finance agency or an employer provides down payment or closing cost assistance), as specified in the Selling Guide.

Borrower income limitations are not applicable, however, in neighborhoods that qualify as FannieNeighbors” locations; FannieNeighbors locations are specified in the Selling Guide. (A geocoding service is currently available on Fannie Mae’s web site, www.efanniemae.com, to assist lenders in determining whether a particular property is in an eligible FannieNeighbors area.)

4.	Eligible Mortgages

The Mortgage must be a conventional fixed-rate, fully amortizing mortgage with a term of 30 years or less, or a 7/1 adjustable-rate mortgage (Fannie Mae Plans 750 or 751). In addition, 10/1 adjustable-rate mortgages (Fannie Mae Plans 1423 and 1437) are permitted, but usage is subject to the limitation noted in the Section below entitled, “Pricing for Cash Deliveries.”

5.	Underwriting

Lender may underwrite the Mortgage through Desktop Underwriter (“DU”) using the Community Lending product screens, by entering the Mortgage as a Fannie 97 mortgage. If the DU finding is “Approve/Eligible,” the waiver of representations and warranties as granted under DU is applicable for the Mortgage, except that the requirement for mortgage insurance in Section 12 (“Mortgage Insurance”) below is not modified irrespective of any DU message. If the DU finding is “Approve/Ineligible,” the waiver of representations and warranties as granted under DU is applicable, except that Lender is responsible for determining that the Mortgage meets all the eligibility criteria for Community 100 Plus as specified in the eligibility matrix in Attachment A attached hereto. If the DU finding is other than “Approve/Eligible” or “Approve/Ineligible,” or if there is an “Expanded Approval” finding of any kind, manual (non-DU) underwriting is required. Furthermore, nontraditional credit histories will also require manual underwriting. There will be no DU fee charged if the original DU submission of the Mortgage is made through the Community Lending product screens.

For non-DU manual underwriting or manual underwriting that results from a DU finding other than “Approve/Eligible” or “Approve/Ineligible,” in addition to the limitations or flexibilities specified herein, MyCommunityMortgage allows the underwriting flexibilities of Fannie Mae’s community lending guidelines, including Fannie Mae’s Community Home Buyer’s ProgramSM model, except that the maximum underwriting ratio shall be 41 percent for the total-expenses-to-income ratio (“single qualifying” ratio, rather than separate housing-expense-to-income and total-expenses-to-income ratios).

6.	Minimum Borrower Contribution

The minimum required contribution by the borrower to the transaction, the source of which must be from the borrower’s own funds and which is calculated as a percentage of the sales price of the property, shall be the lesser of 1.00% or $500.00. These funds may be used for closing costs, prepaid items, and/or down payment, if desired.

7.	Sources for Closing Costs/Prepaids

Funding in addition to the minimum borrower contribution may be obtained from the “sources of borrower’s funds” as permitted under the Selling Guide, as well as any combination of the following sources:

1.	Gift from a relative (for purposes of MyCommunityMortgage, a relative is defined as the borrower’s spouse, child, dependent, domestic partner, fiance, fiancee, or any other individual related to the borrower by blood, marriage, adoption or legal guardianship).
2.	Unsecured loan or grant from a governmental entity, the borrower’s employer or a nonprofit organization (including churches, but a credit union is not considered to be a nonprofit organization for the purpose of this paragraph).
3.	Secured loan that complies with the terms for Community Seconds mortgages.
4.	The following sources may only be used for closing costs and/or prepaid items and may not be used as funds for the borrower’s down payment:
•	Unsecured loan from Lender in accordance with the requirements below:
•	Lender may finance closing costs with personal (unsecured) loans, provided that the applicable Fannie Mae regional office reviews and approves Lender’s unsecured loan program in the context of Lender’s Community Reinvestment Act (“CRA”) and Home Mortgage Disclosure Act (“HMDA”) efforts.
•	The interest rate to the borrower must not be greater than the note rate of the first Mortgage, but the regional office may approve rates of up to two percentage points above the first Mortgage rate. In all instances, credit card financing and loans from overdraft protection on checking accounts are not permissible. In addition, Lender may not charge a borrower in this scenario any origination fees, discount points, interest rate, or other fees greater than those charged to other high loan-to-value ratio customers.

•	Monthly payments for the personal loan must be taken into account in both the total obligations-to-income ratio and the housing expense-to-income ratio. The unsecured loan must be a fully amortizing term loan, with a fixed-rate and fixed-payments. (No variable-rate, variable-payment, or balloon loans are permitted.)
•	Lender’s participation under this section must be specifically approved in advance by the applicable regional office.
•	A copy of the unsecured loan documents must be placed in the loan file.
•	“Interested party” contribution, as permitted in accordance with the Selling Guide; provided, however, such interested party contribution may not in any event exceed 3.00% of the lesser of the sales price or appraised value of the property. If an interested party contribution in any amount is provided, the Mortgage is ineligible for delivery to Fannie Mae for MBS where the LTV is 100%; in such cases, Mortgages would only be eligible for cash delivery. Where the LTV is 100%, Lender represents and warrants that no Mortgage will be delivered for MBS to Fannie Mae if there is any interested party contribution. If the LTV is less than 100%, and an interested party contribution is utilized, Lender shall add the LTV to the interested party contribution, as a percentage, to determine MBS delivery eligibility. For example:
•	An LTV of 98% plus an interested party contribution of 3% would equal 101%, making the loan ineligible for MBS delivery.
•	An LTV of 98% plus an interested party contribution of 2% would equal 100%, making the loan eligible for MBS delivery.
•	“Premium pricing” in accordance with the requirements below:
•	Lender may use the proceeds (referred to herein as the “Premium Pricing Proceeds”) that result from the sale of the Mortgage at a premium, with an interest rate that is in excess of the then-current market interest rate for like product.
•	The limitations contained in the Selling Guide relating to contributions by interested parties shall not apply to the Premium Pricing Proceeds.
8.	Reserves

Where the Mortgage is underwritten through DU, and the DU finding is either “Approve/Eligible” or “Approve/Ineligible,” Lender must verify the availability of liquid assets as directed by DU. For non-DU manual underwriting or manual underwriting that results from a DU finding other than “Approve/Eligible” or “Approve/Ineligible,” Lender need not verify that the borrower has any minimum level of liquid assets in reserve at closing.

9.	Eligible Loan Purpose

All Mortgages must be originated simultaneously under (i) a purchase money transaction or (ii) a “no cash-out” refinance transaction where the refinance mortgage is equal to the outstanding principal balance of the existing first mortgage (except that the amount may be rounded up to the next $100 increment).

10.	Subordinate Financing

Subordinate financing must comply with the terms for Community Seconds® mortgages, except that the requirement contained therein for a down payment from the borrower’s own funds shall be governed by Section 6 above (entitled “Minimum Borrower Contribution”) for the particular option.

11.	Credit History

If the Mortgage is underwritten through DU, and the DU finding is either “Approve/Eligible” or “Approve/Ineligible,” Lender does not need to evaluate the borrower’s credit history as set forth below.

620: For non-DU manual underwriting, or manual underwriting that results from a DU finding of other than “Approve/Eligible” or “Approve/Ineligible,” Lender must evaluate the borrower’s credit history using any one of the four options set forth below:

(a)	Lender supplements its manual underwriting by obtaining a “representative” credit score (per the Selling Guide) on the borrower that is not less than 620.
(b)	Lender does not request a “representative” credit score on the borrower, but instead underwrites the Mortgage using the underwriting guidelines set forth in the Selling Guide for Community Lending mortgages coupled with the development of an acceptable traditional credit profile (under Part X, Section 304.01 of the Selling Guide), or if applicable, an acceptable nontraditional credit profile (under Part X, Section 304.02 of the Selling Guide). Provided, however, a borrower who has a prior bankruptcy or foreclosure in his or her credit history must have reestablished credit that satisfies the requirements of Part X, Section 803.02 of the Selling Guide.
(c)	Where Lender requests a “representative” credit score on the borrower, but the borrower has no score due to no credit record with the repository, Lender underwrites the Mortgage using the underwriting guidelines set forth in the Selling Guide for Community Lending mortgages coupled with the development of an acceptable nontraditional credit profile (under Part X, Section 304.02 of the Selling Guide). Provided, however, a borrower who has a prior bankruptcy or foreclosure in his or her credit history must have reestablished credit that satisfies the requirements of Part X, Section 803.02 of the Selling Guide.
(d)	Where Lender obtains a “representative” credit score on the borrower, but the score is less than 620, Lender underwrites the Mortgage using any one of the three options set forth below; provided, however, the borrower will not be eligible where eligibility could only be achieved by combining the following options (for example, “extenuating circumstances” may not be used to compensate for deficiencies upon application of the criteria for nontraditional credit history):
(1)	The borrower has an insufficient traditional credit history (as documented by reason codes showing lack of credit accounts, accounts not opened long enough, or lack of usage as the reasons for the low “representative” credit score), and Lender underwrites the Mortgage using the underwriting guidelines set forth in the Selling Guide for Community Lending mortgages coupled with the development of an acceptable nontraditional credit profile (under Part X, Section 304.02 of the Selling Guide). Provided, however, a borrower who has a prior bankruptcy or foreclosure in his or her credit history must have reestablished credit that satisfies the requirements of Part X, Section 803.02 of the Selling Guide.

(2)	Lender underwrites the Mortgage using the underwriting guidelines set forth in the Selling Guide for Community Lending mortgages coupled with the development of an acceptable traditional credit profile (under Part X, Section 304.01 of the Selling Guide). Provided, however, a borrower who has a prior bankruptcy or foreclosure in his or her credit history must have reestablished credit that satisfies the requirements of Part X, Section 803.02 of the Selling Guide.
(3)	The borrower’s credit history was heavily influenced by credit deficiencies that were the result of a documented “extenuating circumstance,” and the borrower’s credit history has been reestablished and meets the conditions specified in the Selling Guide for the reestablishment of an acceptable credit history following an “extenuating circumstance” (under Part X, Section 803.02 of the Selling Guide).

In no circumstance may a nontraditional credit evaluation be used to offset derogatory credit.

12.	Mortgage Insurance

Mortgage insurance requirements for SMC Eligible Mortgages:

MyCommunityMortgage Mortgages delivered hereunder for which Fannie Mae will obtain “secondary market coverage” (“SMC”) must have an LTV in excess of 90% and must also comply with the “secondary market policy” terms of the “Special Requirements” section of this Master Agreement (“SMC Eligible Mortgages”); mortgage insurance must be provided by Radian. Lender must comply with the eligibility requirements as determined by the applicable mortgage insurer, and if a loan does not comply with such eligibility requirements, it may not be delivered as an SMC Eligible Mortgage (such ineligible mortgages are referred to herein as “SMC Ineligible Mortgages”). In addition, SMC Eligible Mortgages, (i) if delivered under MBS Delivery, must be delivered under Pool Purchase Contract no. C06589, and (ii) if delivered under Cash Delivery, must be delivered under seller/servicer branch no. 23227-003-9 and 24837-002-5. For SMC Eligible Mortgages, individual loan mortgage insurance providing 35% coverage is required. SMC Eligible MyCommunityMortgage Mortgages may be covered under “A Paper” or “A-Minus” mortgage insurance premium rates as determined by the eligibility requirements of the applicable mortgage insurer.

Mortgage insurance requirements for (i) SMC Ineligible Mortgages and (ii) MyCommunityMortgage Mortgages delivered hereunder for which Fannie Mae will otherwise NOT obtain SMC (collectively, “Non-SMC Mortgages”):

Individual loan mortgage insurance coverage is required as follows; coverage may be provided by any eligible mortgage insurer (i.e., the mortgage insurer for Non-SMC Mortgages is not limited to the insurer(s) specified above for SMC Eligible Mortgages):

•	LTV is 90.01% - 100.00%: 35%
•	LTV is 85.01% - 90.00%: 30%
•	LTV is 80.01% - 85.00%: 25%

Non-SMC Mortgages, if delivered under Cash Delivery, must be delivered under seller/servicer no. 24837-000-9.

Note: SMC Eligible Mortgages and Non-SMC Mortgages may NOT be delivered under the same Pool Purchase Contract (if delivered under MBS Delivery), or under the same seller/servicer branch no. (if delivered under Cash Delivery).

The Lender is responsible for determining applicable state requirements relating to mortgage insurance availability for Mortgages having LTVs over 97%. If the specified mortgage insurance coverage is not available with respect to any mortgage, then such mortgage is ineligible for delivery to Fannie Mae.

13.	Homebuyer Education

All first-time borrowers must complete homebuyer education according to the provisions of the Selling Guide for prepurchase homebuyer education.

14.	Delinquency Counseling

For all borrowers, Lender must follow the requirements of the Selling Guide and the Servicing Guide for postpurchase early delinquency counseling.

15.	Allocation

These terms and conditions do not contain a specific limitation on the aggregate principal amount of Mortgages that Lender may deliver or a date (other than the applicable Expiration Date) by which Lender must deliver the Mortgages. However, in order to be able to efficiently allocate the resources that Fannie Mae has made available for this pilot, Fannie Mae may from time to time and at any time set a limit on the aggregate principal amount of Mortgages that Lender may deliver or terminate Lender’s ability to deliver Mortgages under this pilot. If, after giving consideration to the aggregate principal amount of Mortgages that Lender has delivered and to the aggregate principal amount of commitments for such Mortgages that Lender has made, Fannie Mae elects to set a limit or terminate Lender’s participation, Fannie Mae will give Lender at least 90 days prior written notice of its intent to do so.

16.	Pricing for Cash Deliveries

Cash pricing is available through the MORNET Bulletin section of MORNET Manager. The MORNET Bulletin for Cash Pricing is contained in the Secondary Marketing section (Fannie Mae Pricing; Cash Pricing) of MORNET Manager. The selection is “MyCommunityMortgage Products.” The option for pricing using “Secondary Market Coverage” must be selected. Cash Pricing screens are available for 30-year fixed-rate mortgages and for 7/1 ARMs (Fannie Mae Plans 750 and 751). For fixed-rate mortgages with terms of less than 30 years, Lender must contact Fannie Mae’s Cash Commitment window at 1-800-752-1080, option #5 Negotiated Pricing, and obtain a negotiated Cash Delivery commitment. For 10/1 ARMs (Fannie Mae Plans 1423 and 1437), screens are not available, and Lender must contact Fannie Mae’s Cash Commitment window to obtain a negotiated commitment.]

17.	Special Feature Code

For all Mortgages originated under these terms and conditions, Lender is required to enter Special Feature Code “480” on the Loan Schedule (Form 1068) or Schedule of Mortgages (Form 2005).

Attachment A

MyCommunityMortgage Pilot Eligibility Matrix

Product Option	Loan Type	Purpose	Occupancy	Other Property Owned	Non-Occupant Co-borrower	Units/Type	Maximum LTV **	Maximum CLTV	Borrower Income	Subordinate Financing	MI Coverage

Community 97	Fixed-Rate Mortgage, 7/1 or 10/1 ARMS (no ARMS where EEM guidelines used)	PMM or No Cash- Out Refinance (Existing UPB of first mortgage rounded to the nearest $100)				One Unit*	97%		If borrower income exceeds area median income limitations, verify property is in a FannieNeighbors location through Fannie Mae’s geocoding service through efanniemae.com	Must meet Community Seconds guidelines	35%

Community 100							100%

Community 100 Plus			Owner- Occupied	None	Not Allowed		95%	105%

Community 2-Family						2 Units

*  Includes condos, PUDs, manufactured housing. Provided, however, where EEM guidelines used, no manufactured housing allowed.

**  Minimum LTV must exceed 90%.

March 2003

Fannie Mae

MyCommunityMortgage™; Community 97

Terms and Conditions

The following terms and conditions apply to certain Mortgages (described below), which are eligible for purchase for cash or MBS under Fannie Mae’s MyCommunityMortgage™ pilot (“MyCommunityMortgage”) for the Community 97™ option. The term “Lender” refers to the Fannie Mae seller/servicer to which these terms and conditions are being issued. Except as provided herein, all other requirements of the Selling Guide (as updated) must be followed.

1.	Loan-to-Value Ratio

The maximum loan-to-value ratio (“LTV”) is 97%, which percentage is calculated from the lower of the sales price or the appraised value of the property. In the case of SMC Eligible Mortgages (as such term is defined in the section below entitled “Mortgage Insurance”), the minimum LTV must exceed 90%.

2.	Eligible Properties

Eligible properties are owner-occupied, principal residences that consist of one unit, including manufactured housing and units in condominiums and planned unit developments (“PUDs”) that conform with any related Fannie Mae requirements. Both existing structures and new construction are eligible.

3.	Borrower Income

The borrower’s income may not exceed 100% of the median income that HUD publishes for the property’s location, except for (i) higher income limits allowed for certain high-cost areas as specified in the Selling Guide, and (ii) an income limit of 115% of the HUD-published median in nonmetropolitan counties and (iii) borrower incomes imposed by other organizations (such as when a housing finance agency or an employer provides down payment or closing cost assistance), as specified in the Selling Guide.

Borrower income limitations are not applicable, however, in neighborhoods that qualify as FannieNeighbors” locations; FannieNeighbors locations are specified in the Selling Guide. (A geocoding service is currently available on Fannie Mae’s web site, www.efanniemae.com, to assist lenders in determining whether a particular property is in an eligible FannieNeighbors area.)

4.	Eligible Mortgages

The Mortgage must be a conventional fixed-rate, fully amortizing mortgage with a term of 30 years or less, or a 7/1 adjustable-rate mortgage (Fannie Mae Plans 750 or 751). In addition, 10/1 adjustable-rate mortgages (Fannie Mae Plans 1423 and 1437) are permitted, but usage is subject to the limitation noted in the Section below entitled,”Pricing for Cash Deliveries.”

5.	Underwriting

Lender may underwrite the Mortgage through Desktop Underwriter (“DU”) using the Community Lending product screens, by entering the Mortgage as a Fannie 97 Mortgage. If the DU finding is “ Approve/Eligible,” the waiver of representations and warranties as granted under DU is applicable for the Mortgage, except that the requirement for mortgage insurance in Section 12 below (“Mortgage Insurance”) is not modified irrespective of any DU message. If the DU finding is “Approve/Ineligible,” the waiver of representations and warranties as granted under DU is applicable, except that Lender is responsible for determining that the Mortgage meets all the eligibility criteria for Community 97 as specified in the eligibility matrix in Attachment A attached hereto. If the DU finding is other than “Approve/Eligible” or “Approve/Ineligible,” or if there is an “Expanded Approval” finding of any kind, manual (non-DU) underwriting is required. Furthermore, nontraditional credit histories will also require manual underwriting. There will be no DU fee charged if the original DU submission of the Mortgage is made through the Community Lending product screens.

For non-DU manual underwriting or manual underwriting that results from a DU finding other than “Approve/Eligible” or “Approve/Ineligible,” in addition to the limitations or flexibilities specified herein, MyCommunityMortgage allows the underwriting flexibilities of Fannie Mae’s community lending guidelines, including Fannie Mae’s Community Home Buyer’s ProgramSM model, except that the maximum underwriting ratio shall be 41 percent for the total-expenses-to-income ratio (“single qualifying” ratio, rather than separate housing-expense-to-income and total-expenses-to-income ratios).

6.	Minimum Down Payment

The minimum down payment, the source of which must be from the borrower’s own funds and which is calculated as a percentage of the sales price of the property, shall be the lesser of 1.00% or $500.00, except for cooperatives for which the minimum down payment is 3.00%.

7.	Flexible Sources for Borrower Contribution and/or Closing Costs/Prepaids

Funds for the borrower’s down payment (except for funds required to be made from the borrower’s own funds) and/or funds for closing costs and/or prepaid items may be obtained from the “sources of borrower’s funds” as permitted under the Selling Guide, as well as any combination of the following sources (and any amount of the borrower’s contribution in excess of the amount needed to pay closing costs and/or prepaid items must be applied towards down payment):

1.	Gift from a relative (for purposes of MyCommunityMortgage, a relative is defined as the borrower’s spouse, child, dependent, domestic partner, fiance, fiancee, or any other individual related to the borrower by blood, marriage, adoption or legal guardianship).
2.	Unsecured loan or grant from a governmental entity, the borrower’s employer or a nonprofit organization (including churches, but a credit union is not considered to be a nonprofit organization for the purpose of this paragraph).
3.	Secured loan that complies with the terms for Community Seconds mortgages.
4.	The following sources may only be used for closing costs and/or prepaid items and may not be used as funds for the borrower’s down payment:
•	Unsecured loan from Lender in accordance with the requirements below:
•	Lender may finance closing costs with personal (unsecured) loans, provided that the applicable Fannie Mae regional office reviews and approves Lender’s unsecured loan program in the context of Lender’s Community Reinvestment Act (“CRA”) and Home Mortgage Disclosure Act (“HMDA”) efforts.
•	The interest rate to the borrower must not be greater than the note rate of the first Mortgage, but the regional office may approve rates of up to two percentage points above the first Mortgage rate. In all instances, credit card financing and loans from overdraft protection on checking accounts are not permissible. In addition, Lender may not charge a borrower in this scenario any origination fees, discount points, interest rate, or other fees greater than those charged to other high loan-to-value ratio customers.

•	Monthly payments for the personal loan must be taken into account in both the total obligations-to-income ratio and the housing expense-to-income ratio. The unsecured loan must be a fully amortizing term loan, with a fixed-rate and fixed-payments. (No variable-rate, variable-payment, or balloon loans are permitted.)
•	Lender’s participation under this section must be specifically approved in advance by the applicable regional office.
•	A copy of the unsecured loan documents must be placed in the loan file.
•	“Interested party” contribution, as permitted in accordance with the Selling Guide; provided, however, such interested party contribution may not in any event exceed 3.00% of the lesser of the sales price or appraised value of the property.
•	“Premium pricing” in accordance with the requirements below:
•	Lender may use the proceeds (referred to herein as the “Premium Pricing Proceeds”) that result from the sale of the Mortgage at a premium, with an interest rate that is in excess of the then-current market interest rate for like product.
•	The limitations contained in the Selling Guide relating to contributions by interested parties shall not apply to the Premium Pricing Proceeds.
8.	Reserves

Where the Mortgage is underwritten through DU, and the DU finding is either “Approve/Eligible” or “Approve/Ineligible,” Lender must verify the availability of liquid assets only as directed by DU. For non-DU manual underwriting or manual underwriting that results from a DU finding other than “Approve/Eligible” or “Approve/Ineligible,” Lender need not verify that the borrower has any minimum level of liquid assets in reserve at closing.

9.	Eligible Loan Purpose

All Mortgages must be originated simultaneously under (i) a purchase money transaction or (ii) a “no cash-out” refinance transaction where the refinance mortgage is equal to the outstanding principal balance of the existing first mortgage (except that the amount may be rounded up to the next $100 increment).]

10.	Subordinate Financing

Subordinate financing must comply with the terms for Community Seconds® mortgages, except that the requirement contained therein for a down payment from the borrower’s own funds shall be governed by Section 6 above (“Minimum Down Payment”) for the particular option.

11.	Credit History

If the Mortgage is underwritten through DU, and the DU finding is either “Approve/Eligible” or “Approve/Ineligible,” Lender does not need to evaluate the borrower’s credit history as set forth below.

600: For non-DU manual underwriting, or manual underwriting that results from a DU finding of other than “Approve/Eligible” or “Approve/Ineligible,” Lender must evaluate the borrower’s credit history using any one of the four options set forth below:

(a)	Lender supplements its manual underwriting by obtaining a “representative” credit score (per the Selling Guide) on the borrower that is not less than 600.
(b)	Lender does not request a “representative” credit score on the borrower, but instead underwrites the Mortgage using the underwriting guidelines set forth in the Selling Guide for Community Lending mortgages coupled with the development of an acceptable traditional credit profile (under Part X, Section 304.01 of the Selling Guide), or if applicable, an acceptable nontraditional credit profile (under Part X, Section 304.02 of the Selling Guide). Provided, however, a borrower who has a prior bankruptcy or foreclosure in his or her credit history must have reestablished credit that satisfies the requirements of Part X, Section 803.02 of the Selling Guide.
(c)	Where Lender requests a “representative” credit score on the borrower, but the borrower has no score due to no credit record with the repository, Lender underwrites the Mortgage using the underwriting guidelines set forth in the Selling Guide for Community Lending mortgages coupled with the development of an acceptable nontraditional credit profile (under Part X, Section 304.02 of the Selling Guide). Provided, however, a borrower who has a prior bankruptcy or foreclosure in his or her credit history must have reestablished credit that satisfies the requirements of Part X, Section 803.02 of the Selling Guide.
(d)	Where Lender obtains a “representative” credit score on the borrower, but the score is less than 600, Lender underwrites the Mortgage using any one of the three options set forth below; provided, however, the borrower will not be eligible where eligibility could only be achieved by combining the following options (for example, “extenuating circumstances” may not be used to compensate for deficiencies upon application of the criteria for nontraditional credit history):
(1)	The borrower has an insufficient traditional credit history (as documented by reason codes showing lack of credit accounts, accounts not opened long enough, or lack of usage as the reasons for the low “representative” credit score), and Lender underwrites the Mortgage using the underwriting guidelines set forth in the Selling Guide for Community Lending mortgages coupled with the development of an acceptable nontraditional credit profile (under Part X, Section 304.02 of the Selling Guide). Provided, however, a borrower who has a prior bankruptcy or foreclosure in his or her credit history must have reestablished credit that satisfies the requirements of Part X, Section 803.02 of the Selling Guide.
(2)	Lender underwrites the Mortgage using the underwriting guidelines set forth in the Selling Guide for Community Lending mortgages coupled with the development of an acceptable traditional credit profile (under Part X, Section 304.01 of the Selling Guide). Provided, however, a borrower who has a prior bankruptcy or foreclosure in his or her credit history must have reestablished credit that satisfies the requirements of Part X, Section 803.02 of the Selling Guide.
(3)	The borrower’s credit history was heavily influenced by credit deficiencies that were the result of a documented “extenuating circumstance,” and the borrower’s credit history has been reestablished and meets the conditions specified in the Selling Guide for the reestablishment of an acceptable credit history following an “extenuating circumstance” (under Part X, Section 803.02 of the Selling Guide).

In no circumstance may a nontraditional credit evaluation be used to offset derogatory credit.]

12.	Mortgage Insurance

Mortgage insurance requirements for SMC Eligible Mortgages:

MyCommunityMortgage Mortgages delivered hereunder for which Fannie Mae will obtain “secondary market coverage” (“SMC”) must have an LTV in excess of 90% and must also comply with the “secondary market policy” terms of the “Special Requirements” section of this Master Agreement (“SMC Eligible Mortgages”); mortgage insurance must be provided by Radian. Lender must comply with the eligibility requirements as determined by the applicable mortgage insurer, and if a loan does not comply with such eligibility requirements, it may not be delivered as an SMC Eligible Mortgage (such ineligible mortgages are referred to herein as “SMC Ineligible Mortgages”). In addition, SMC Eligible Mortgages, (i) if delivered under MBS Delivery, must be delivered under Pool Purchase Contract no. C06589, and (ii) if delivered under Cash Delivery, must be delivered under seller/servicer branch no. 23227-003-9 and 24837-002-5. For SMC Eligible Mortgages, individual loan mortgage insurance providing 35% coverage is required. SMC Eligible MyCommunityMortgage Mortgages may be covered under “A Paper” or “A-Minus” mortgage insurance premium rates as determined by the eligibility requirements of the applicable mortgage insurer.

Mortgage insurance requirements for (i) SMC Ineligible Mortgages and (ii) MyCommunityMortgage Mortgages delivered hereunder for which Fannie Mae will otherwise NOT obtain SMC (collectively, “Non-SMC Mortgages”):

Individual loan mortgage insurance coverage is required as follows; coverage may be provided by any eligible mortgage insurer (i.e., the mortgage insurer for Non-SMC Mortgages is not limited to the insurer(s) specified above for SMC Eligible Mortgages):

•	LTV is 90.01% - 97.00%: 35%
•	LTV is 85.01% - 90.00%: 30%
•	LTV is 80.01% - 85.00%: 25%

Non-SMC Mortgages, if delivered under Cash Delivery, must be delivered under seller/servicer no. 24837-000-9.

Note: SMC Eligible Mortgages and Non-SMC Mortgages may NOT be delivered under the same Pool Purchase Contract (if delivered under MBS Delivery), or under the same seller/servicer branch no. (if delivered under Cash Delivery).

13.	Homebuyer Education

All first-time borrowers must complete homebuyer education according to the provisions of the Selling Guide for prepurchase homebuyer education.

14.	Delinquency Counseling

For all borrowers, Lender must follow the requirements of the Selling Guide and the Servicing Guide for postpurchase early delinquency counseling.

15.	Allocation

These terms and conditions do not contain a specific limitation on the aggregate principal amount of Mortgages that Lender may deliver or a date (other than the applicable Expiration Date) by which Lender must deliver the Mortgages. However, in order to be able to efficiently allocate the resources that Fannie Mae has made available for this pilot, Fannie Mae may from time to time and at any time set a limit on the aggregate principal amount of Mortgages that Lender may deliver or terminate Lender’s ability to deliver Mortgages under this pilot. If, after giving consideration to the aggregate principal amount of Mortgages that Lender has delivered and to the aggregate principal amount of commitments for such Mortgages that Lender has made, Fannie Mae elects to set a limit or terminate Lender’s participation, Fannie Mae will give Lender at least 90 days prior written notice of its intent to do so.

16.	Pricing for Cash Deliveries

Cash pricing is available through the MORNET Bulletin section of MORNET Manager. The MORNET Bulletin for Cash Pricing is contained in the Secondary Marketing section (Fannie Mae Pricing; Cash Pricing) of MORNET Manager. The selection is “MyCommunityMortgage Products.” The option for pricing using “Secondary Market Coverage” must be selected. Cash Pricing screens are available for 30-year fixed-rate mortgages and for 7/1 ARMs (Fannie Mae Plans 750 and 751). For fixed-rate mortgages with terms of less than 30 years, Lender must contact Fannie Mae’s Cash Commitment window at 1-800-752-1080, option #5 Negotiated Pricing, and obtain a negotiated Cash Delivery commitment. For 10/1 ARMs (Fannie Mae Plans 1423 and 1437), screens are not available, and Lender must contact Fannie Mae’s Cash Commitment window to obtain a negotiated commitment.]

18.	Special Feature Code

For all Mortgages originated under these terms and conditions, Lender is required to enter Special Feature Code “460” on the Loan Schedule (Form 1068) or Schedule of Mortgages (Form 2005).

Attachment A

MyCommunityMortgage Pilot Eligibility Matrix

Product Option	Loan Type	Purpose	Occupancy	Other Property Owned	Non-Occupant Co-borrower	Units/Type	Maximum LTV **	Maximum CLTV	Borrower Income	Subordinate Financing	MI Coverage

Community 97	Fixed-Rate Mortgage, 7/1 or 10/1 ARMS (no ARMS where EEM guidelines used)	PMM or No Cash- Out Refinance (Existing UPB of first mortgage rounded to the nearest $100)				One Unit*	97%		If borrower income exceeds area median income limitations, verify property is in a FannieNeighbors location through Fannie Mae’s geocoding service through efanniemae.com	Must meet Community Seconds guidelines	35%

Community 100							100%

Community 100 Plus			Owner- Occupied	None	Not Allowed		95%	105%

Community 2-Family						2 Units

*  Includes condos, PUDs, manufactured housing. Provided, however, where EEM guidelines used, no manufactured housing allowed.

**  Minimum LTV must exceed 90%.